Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management’s Discussion and Analysis section of the Company’s Form 10-K for the year ended December 31, 2003.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

TABLE OF CONTENTS

Section	Tab
Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Non-GAAP Financial Measures	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:

Contact:	Scott A. Wolstein	Michelle A. Mahue Dawson
	Chairman	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500

DEVELOPERS DIVERSIFIED REALTY REPORTS A 24.1%
INCREASE IN FFO PER SHARE FOR THE THIRD QUARTER
ENDED SEPTEMBER 30, 2004

     CLEVELAND, OHIO, October 28, 2004 - Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust (“REIT”), today announced that third quarter 2004 Funds From Operations (“FFO”), a widely accepted measure of REIT performance, on a per share basis was $0.72 (diluted and basic) as compared to $0.58 (diluted) and $0.59 (basic) per share for the same period in the previous year, a per share increase of 24.1% diluted and 22.0% basic. FFO available to common shareholders reached $74.9 million for the quarter ended September 30, 2004, as compared to $51.3 million for 2003, an increase of 46.0%. Net income available to common shareholders for the quarter ended September 30, 2004 increased 24.5% to $30.5 million compared $24.5 million for 2003, or $0.30 per share (diluted) and $0.30 (basic) in 2004 compared to $0.28 per share (diluted) and $0.29 (basic) for the same period in 2003. The increase in net income for the quarter ended September 30, 2004 is primarily related to the results from operations attributable to the acquisition of the assets from Benderson Development Company, Inc. (“Benderson”), and an increase in net gain on sales of real estate assets offset, to some extent, by the sale of assets to the joint venture with MDT in the fourth quarter of 2003 and the second quarter of 2004.

     On a per share basis, FFO (diluted) was $2.26 and $1.83 for the nine month periods ended September 30, 2004 and 2003, respectively, an increase of 23.5%. The 2003 results were as adjusted down by $0.03 (diluted) per share to reflect a prior impairment charge previously not included in FFO in accordance with a SEC comment letter. FFO available to common shareholders for the nine months ended September 30, 2004 was $219.3 million compared to $151.5 million for 2003. Net income available to common shareholders for the nine month period ended September 30, 2004 was $145.0 million, or $1.52 per share (diluted) and $1.53 (basic) in 2004, compared to net income available to common shareholders of $108.2 million, or $1.32 per share (diluted) and $1.34 (basic) for the prior comparable period. The increase in net income is primarily attributable to the merger with JDN on March 13, 2003, the acquisition of the assets from Benderson, an increase in net gain on sales of real estate assets, and a reduction in minority interest expense associated with preferred operating partnership units, which were redeemed in 2003. This increase is offset by the sale of assets to the joint venture with MDT in the fourth quarter of 2003 and second quarter of 2004.

     Scott Wolstein, DDR’s Chairman and Chief Executive Officer stated, “We are pleased to announce our third quarter results, which demonstrate outstanding earnings growth and consistent financial performance. Our portfolio showed strong leasing activity and occupancy gains, reflecting the health and growth of our expanding tenant base. We were gratified to be added to the S&P MidCap 400 Index and with the expansion of our senior unsecured line to $1 billion, which underscored the market’s confidence in our investment strategy.”

     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income and an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO available to common shareholders is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:

     Leasing activity continues to be strong throughout the portfolio. During the third quarter of 2004, the Company executed 129 new leases aggregating 679,000 square feet and 231 renewals aggregating 1,292,000 square feet. Rental rates on new leases increased by 17.9% to $10.42 per square foot and rental rates on renewals increased by 8.9% to $9.92 per square foot as compared to previously occupied rental rates. On a blended basis, rental rates for new leases and renewals increased by 10.4% to $10.10 per square foot.

     At September 30, 2004, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $10.69. Excluding the impact of the properties acquired from Benderson, the average annualized base rent per occupied square foot for the portfolio was $11.02, as compared to $10.95 at September 30, 2003.

     At September 30, 2004, the portfolio was 95.3% leased. Excluding the impact of the properties acquired from Benderson, the portfolio was 95.4% leased, as compared to 94.6% at September 30, 2003. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of September 30, 2004, the portfolio was 94.6% occupied. Excluding the impact of the properties acquired from Benderson, the portfolio was 94.5% occupied, as compared to 94.0% at September 30, 2003.

     Same Store NOI relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2003 and since April 1, 2003 with regard to JDN assets, excluding properties under redevelopment) increased approximately $4.2 million (or 1.8%) for the nine month period ended September 30, 2004, compared to the same period in 2003.

Strategic Real Estate Transactions:

Prudential Joint Venture

     In October 2004, the Company completed a $128 million joint venture transaction with Prudential Real Estate Investors (“PREI”). The Company contributed 12 neighborhood grocery anchored retail properties to the joint venture, eight of which were acquired by the Company from Benderson and four of which were acquired from JDN. The joint venture assumed approximately $12 million of secured, non-recourse financing associated with two properties.

     The Company maintains a 10% ownership in the properties and continues day-to-day management of the assets. The Company earns fees for property management, leasing, and development. The Company expects to record a gain of approximately $4.3 million on the contribution of the assets to the joint venture. This gain will be excluded from FFO.

Benderson Transaction

     In March 2004, the Company announced that it entered into an agreement to purchase interests in 110 retail real estate assets with approximately 18.8 million square feet of GLA, from Benderson. Through October 28, 2004, the Company completed the purchase of 104 properties, including 14 purchased directly by our MDT joint venture. The Company expects to acquire four additional assets during November.

Coventry II

     In July 2004, the Company, through its joint venture with Coventry II, acquired an effective 10% interest in a development partnership with David Berndt Interests to develop a new shopping center in San Antonio, Texas, known as Westover Marketplace. The joint venture partnership acquired approximately 63 acres of land for $10.6 million and sold approximately 16 acres for $2.5 million to Target. DDR anticipates that this shopping center will be completed in Fall 2005.

Expansions:

     For the nine month period ended September 30, 2004, the Company completed six expansion and redevelopment projects located in North Little Rock, Arkansas; Brandon, Florida; Aurora, Ohio; Tiffin, Ohio; Monaca, Pennsylvania and Chattanooga, Tennessee at an aggregate cost of approximately $23.7 million. The Company is currently expanding/redeveloping eleven shopping centers located in Gadsden, Alabama; Tallahassee, Florida; Suwanee, Georgia; Ottumwa, Iowa; Gaylord, Michigan; Starkville, Mississippi; Princeton, New Jersey; Hendersonville, North Carolina; Allentown, Pennsylvania; Brentwood, Tennessee and Johnson City, Tennessee at a projected incremental cost of approximately $32.9 million. The Company is also scheduled to commence construction on three additional expansion and redevelopment projects located in Amherst, New York; Tonawanda, New York and Erie, Pennsylvania.

     For the nine month period ended September 30, 2004, a joint venture of the Company completed the expansion of its shopping center located in Deer Park, Illinois at an aggregate cost of $13.9 million. The Company’s joint ventures are currently expanding/redeveloping three shopping centers located in Lancaster, California; Merriam, Kansas and Kansas City, Missouri at a projected incremental cost of approximately $25.9 million. The Company’s joint ventures are also scheduled to commence two additional expansion/redevelopment projects at shopping centers located in Phoenix, Arizona and Kirkland, Washington.

Acquisitions:

     In July 2004, one of the Company’s equity affiliates, through a joint venture with PREI, purchased its development partner’s 50% interest, at a shopping center property located in Austin, Texas for approximately $4.9 million.

Development (Consolidated):

     During the nine month period ended September 30, 2004, the Company substantially completed the construction of a 506,000 square foot shopping center located in Hamilton, New Jersey and a 312,000 square foot shopping center located in Irving, Texas.

     The Company currently has twelve shopping center projects under construction. These projects are located in Long Beach, California; Fort Collins, Colorado; Miami, Florida; Overland Park, Kansas;

Chesterfield, Michigan; Lansing, Michigan; St. Louis, Missouri; Freehold, New Jersey; Mount Laurel, New Jersey; Apex, North Carolina; Pittsburgh, Pennsylvania and Mesquite, Texas. These projects are scheduled for completion from 2004 through 2006 at a projected aggregate cost of approximately $437.6 million and will create an additional 3.7 million square feet of retail space.

     The Company anticipates commencing construction in 2004 on two additional shopping centers located in Norwood, Massachusetts and McKinney, Texas.

Development (Joint Ventures):

     The Company has joint venture development agreements for four shopping center projects. These projects have an aggregate projected cost of approximately $121.2 million. These projects are located in Jefferson Country (St. Louis, Missouri); Apex, North Carolina (Phases III and IV), adjacent to a wholly-owned development project; and San Antonio, Texas. The project located in Jefferson County (St. Louis, Missouri) will be substantially completed in 2004. The remaining projects are scheduled for completion in 2005 and 2006. At September 30, 2004, approximately $19.6 million of costs were incurred in relation to these development projects.

Dispositions

     In the third quarter of 2004, the Company sold six non-core assets for an aggregate sales price of approximately $26.8 million and recorded an initial aggregate net loss of $1.3 million. In connection with the third quarter sales, the Company anticipates additional earnout income over the next several years in excess of $3.0 million. Also included in discontinued operations is one business center property, considered held for sale at September 30, 2004, which was sold in October 2004 for a sale price of $7.5 million resulting in a gain of $2.6 million in the fourth quarter of 2004. The Company sold several outparcels during the third quarter generating income of approximately $3.8 million.

     In September 2004, one of the Company’s joint ventures with Prudential Real Estate Investors sold a portion of the CityPlace shopping center in Long Beach, California for approximately $16.6 million at a cap rate of 6.2%. The portion that was sold was approximately 58,100 square feet of GLA. The joint venture recorded an aggregate merchant build gain of $4.6 million of which the Company’s net share is approximately $0.6 million.

Financings:

     In September 2004, the Company was included in the S&P MidCap 400 Index.

     In September 2004, the Company went effective on a $1.0 billion shelf registration statement with the Securities and Exchange Commission under which debt securities, preferred shares or common shares may be issued.

     In July 2004, the Company expanded it unsecured revolving credit facility from $650 million to $1.0 billion, of which $550 million was outstanding at September 30, 2004.

     Developers Diversified Realty Corporation currently owns and manages over 460 retail operating and development properties in 44 states comprising approximately 102 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle A. Mahue Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http://www.ddr.com.

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2003.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
Revenues:	2004	2003	2004	2003
Minimum rent (A)	$122,013	$89,037	$314,600	$252,847
Percentage and overage rents (A)	1,565	769	4,693	3,247
Recoveries from tenants	32,415	24,760	87,995	67,368
Ancillary income	897	535	2,280	1,314
Other property related income	1,329	358	3,391	665
Management fee income	3,761	2,601	10,463	7,733
Development fees	930	303	1,724	976
Other (B)	2,189	3,832	12,244	10,003

	165,099	122,195	437,390	344,153

Expenses:
Operating and maintenance	17,054	15,461	49,134	43,484
Real estate taxes	21,875	15,787	57,518	42,090
General and administrative (C)	11,486	9,088	32,980	28,001
Other expense (D)	2,013	233	2,045	483
Depreciation and amortization	37,561	24,480	94,336	68,016

	89,989	65,049	236,013	182,074

Other income/(expense)
Interest income	812	1,132	3,169	3,892
Interest expense	(37,142)	(23,308)	(92,663)	(65,121)

	(36,330)	(22,176)	(89,494)	(61,229)

Income before equity in net income of joint ventures, minority equity interests, income tax of taxable REIT subsidiaries and franchise taxes, discontinued operations, gain on sales of real estate and real estate investments and cumulative effect of adoption of a new accounting standard	38,780	34,970	111,883	100,850
Equity in net income of joint ventures (E)	5,322	6,852	30,486	23,749
Minority equity interests (F)	(1,184)	(864)	(3,295)	(4,802)
Income tax of taxable REIT subsidiaries and franchise taxes	(1,365)	(130)	(2,257)	(130)

Income from continuing operations	41,553	40,828	136,817	119,667
Income (loss) from discontinued operations (G)	1,648	263	1,606	(34)

Income before gain on sales of real estate and real estate investments and cumulative effect of adoption of a new accounting standard	43,201	41,091	138,423	119,633
Gain on sales of real estate and real estate investments, net of tax	1,115	897	46,492	29,142

Income before cumulative effect of adoption of a new accounting standard	44,316	41,988	184,915	148,775
Cumulative effect of adoption of a new accounting standard (I)	—	—	(3,001)	—

Net income	$44,316	$41,988	$181,914	$148,775

Net income, applicable to common shareholders	$30,524	$24,525	$145,000	$108,175

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$30,524	$24,525	$145,000	$108,175
Depreciation and amortization of real estate investments	36,925	24,319	92,890	68,013
Equity in net income of joint ventures	(5,322)	(6,852)	(30,486)	(23,748)
Joint ventures’ FFO (D)	10,642	8,872	34,384	24,815
Minority equity interests (OP Units)	719	444	1,916	1,303
Loss (gain) on sales of depreciable real estate and real estate investments, net (H)	1,399	—	(27,400)	(27,017)
Cumulative effect of adoption of a new accounting standard (I)	—	—	3,001	—

FFO available to common shareholders	74,887	51,308	219,305	151,541
Preferred dividends	13,792	17,463	36,914	40,600

FFO	$88,679	$68,771	$256,219	$192,141

Per share data:
Earnings per common share
Basic	$0.30	$0.29	$1.53	$1.34

Diluted	$0.30	$0.28	$1.52	$1.32

Dividends Declared	$0.51	$0.41	$1.43	$1.23

Funds From Operations — Basic (J)	$0.72	$0.59	$2.28	$1.85

Funds From Operations — Diluted (J)	$0.72	$0.58	$2.26	$1.83

Basic — average shares outstanding (thousands) (J)	102.079	85,997	94,509	80,447

Diluted — average shares outstanding (thousands) (J)	103,030	87,066	96,921	82,756

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Increases in base and percentage rental revenues for the nine month period ended September 30, 2004 as compared to 2003, aggregated $62.7 million consisting of $2.4 million related to leasing of core portfolio properties (an increase of 1.4% from 2003), $9.9 million from the acquisition of four shopping centers in 2003 and 2004, $50.7 million from the properties acquired from Benderson, $19.8 million from the JDN merger, $2.2 million from the consolidation of a joint venture interest due to the adoption of FIN 46 and $0.4 million related to developments and redevelopments. These amounts were offset by a decrease of $0.1 million relating to the business center properties and $22.6 million due to the sale of properties to joint ventures in 2003 and 2004. Included in the rental revenues for the nine month periods ended September 30, 2004 and 2003 is approximately $5.3 million and $4.8 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the nine month periods ended September 30, 2004 and 2003 was comprised of the following (in millions):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003
Lease termination and bankruptcy settlements	$2.2	$3.7	$9.1	$6.5
Acquisition and finance fees	—	—	3.0	—
Settlement of call option (1)	—	—	—	2.4
Sale of option rights and other miscellaneous	—	0.1	0.1	1.1

	$2.2	$3.8	$12.2	$10.0

(1)	Settlement of a call option on March 31, 2003 relating to the MOPPRS debt assumed from JDN, principally arising from an increase in interest rates from the date of acquisition, March 13, 2003, to the date of settlement.

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the nine month periods ended September 30, 2004 and 2003, general and administrative expenses were approximately 4.7% and 5.1%, respectively, of total revenues, including joint venture revenues, for each period.

(D)	Other expense is comprised of the following (in millions):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003
Abandon acquisition and development projects	$1.4	$0.2	$1.4	$0.5
Impairment charge	0.6	—	0.6	—

	$2.0	$0.2	$2.0	$0.5

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(E)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three month period		Nine month period
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003
Revenues from operations (a)	$87,772	$61,566	$246,885	$179,586

Operating expense	30,838	22,096	86,516	64,063
Depreciation and amortization of real estate investments	21,794	10,824	46,886	30,057
Interest expense	20,939	17,756	57,271	54,722

	73,571	50,676	190,673	148,842

Income from operations before gain on sale of real estate and real estate investments and discontinued operations	14,201	10,890	56,212	30,744
Gain (loss) on sale of real estate and real estate investments	4,834	(3)	4,826	570
Loss from discontinued operations, net of tax	(352)	(157)	(832)	(1,237)
Gain on sale of discontinued operations, net of tax	993	15,115	24,885	57,761

Net income	$19,676	$25,845	$85,091	$87,838

DDR Ownership interests (b)	$6,061	$7,148	$31,426	$24,678

Funds From Operations from joint ventures are summarized as follows:
Net income	$19,676	$25,845	$85,091	$87,838
Gain on sale of real estate and real estate investments, including discontinued operations	(4,834)	(12,181)	(24,250)	(53,069)
Depreciation and amortization of real estate investments	21,827	11,627	46,263	33,109

	$36,669	$25,291	$107,104	$67,878

DDR Ownership interests (b)	$10,642	$8,872	$34,384	$24,815

DDR Partnership distributions received, net	$12,866	$19,940	$61,920	$54,149

(a)	Revenues for the three month periods ended September 30, 2004 and 2003 included approximately $1.7 million and $0.9 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.5 million and $0.3 million, respectively. Revenues for the nine month periods ended September 30, 2004 and 2003 included approximately $4.4 million and $2.5 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $1.0 million and $0.6 million, respectively.

(b)	Included in equity in net income of joint ventures for the nine months ended September 30, 2004, is approximately $3.2 million of previously deferred gain related to the sale of joint venture property at the end of 2003. This amount was deferred until certain construction and leasing obligations were achieved.

The Company’s share of joint venture net income has been reduced by $0.7 million and $0.2 million for the three month periods ended September 30, 2004 and 2003, respectively, and by $1.0 million and $0.9 million for the nine month periods ended September 30, 2004 and 2003, respectively, to reflect additional basis depreciation.

At September 30, 2004 and 2003, the Company owned joint venture interests relating to 74 and 52 shopping center properties, respectively. In addition, at September 30, 2004 and 2003, the Company, through a joint venture, owned an interest of approximately 25% in 66 and 75 shopping center sites, respectively, formerly owned by Service Merchandise.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(F)	Minority Equity Interests are comprised of the following (in thousands):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003
Minority interests	$465	$420	$1,379	$1,263
Preferred Operating Partnership Units	—	—	—	2,236
Operating Partnership Units	719	444	1,916	1,303

	$1,184	$864	$3,295	$4,802

(G)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003
Revenues	$728	$1,216	$2,308	$4,310

Expenses:
Operating	218	437	675	3,696
Interest	60	219	226	708
Depreciation	122	297	416	1,146

	400	953	1,317	5,550

	328	263	991	(1,240)
Minority interests	—	—	(4)	—
Gain on sales of real estate	1,320	—	619	1,206

	$1,648	$263	$1,606	$(34)

(H)	For the nine month period ended September 30, 2003, the Company previously reported an impairment charge of $2.6 million, now reclassified as discontinued operating expenses, in “G” above, which was reflected as an add back to FFO similar to a loss on sale of real estate. In accordance with comments received from the SEC, this charge has been reflected in FFO available to common shareholders as the Company previously reported FFO of $194.8 million or $1.89 per share (basic) and $1.86 per share (diluted) for the nine month period ended September 30, 2003.

(I)	The cumulative effect of adoption of a new accounting standard (FIN 46) of approximately $3.0 million is attributable to the consolidation of a 50% owned shopping center property in Martinsville, Virginia and the minority partner’s share of cumulative losses.

(J)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion, on a weighted average basis of 1.4 million and 1.1 million Operating Partnership Units (OP Units) outstanding at September 30, 2004 and 2003 into 1.4 million and 1.1 million common shares of the Company for the three month periods ended September 30, 2004 and 2003, respectively and 1.3 million and 1.1 million for the nine month periods ended September 30, 2004 and 2003. The weighted average diluted shares and OP Units outstanding were 104.6 million and 88.3 million for the three month periods ended September 30, 2004 and 2003, respectively, and 97.1 million and 82.9 million for the nine month periods ended September 2004 and 2003, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

Selected Balance Sheet Data:

	September 30, 2004	December 31, 2003
Assets:
Real estate and rental property:
Land	$1,363,066	$821,893
Buildings	4,182,158	2,719,764
Fixtures and tenant improvements	119,240	90,384
Construction in progress	270,252	252,870

	5,934,716	3,884,911
Less accumulated depreciation	(552,095)	(458,213)

Real estate, net	5,382,621	3,426,698
Cash	23,697	11,693
Restricted cash	—	99,340
Advances to and investments in joint ventures	256,343	260,143
Notes receivable	17,176	11,741
Receivables, including straight line rent, net	90,813	76,509
Other assets, net	98,810	55,027
Real estate property held for sale, net	4,330	—

	$5,873,790	$3,941,151

Liabilities:
Indebtedness:
Revolving credit facilities	$570,500	$186,500
Variable rate unsecured term debt	350,000	300,000
Unsecured debt	1,269,151	838,996
Mortgage and other secured debt	1,090,603	757,635

	3,280,254	2,083,131
Dividends payable	59,148	43,520
Other liabilities	189,406	152,992

	3,528,808	2,279,643
Minority interests	57,495	47,438
Shareholders’ equity	2,287,487	1,614,070

	$5,873,790	$3,941,151

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	September 30,	December 31,
	2004	2003
Land	$695,563	$519,846
Buildings	1,914,271	1,692,367
Fixtures and tenant improvements	37,492	24,985
Construction in progress	26,809	38,018

	2,674,135	2,275,216
Accumulated depreciation	(127,058)	(118,755)

Real estate, net	2,547,077	2,156,461
Receivables, including straight line rent, net	58,469	47,165
Leasehold interests	30,168	28,895
Other assets	108,489	83,776

	$2,744,203	$2,316,297

Mortgage debt (a)	$1,578,924	$1,321,117
Notes and accrued interest payable to DDRC	19,656	31,683
Amounts payable to other partners	43,875	32,121
Other liabilities	68,623	80,681

	1,711,078	1,465,602
Accumulated equity	1,033,125	850,695

	$2,744,203	$2,316,297

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $377.3 million and $368.5 million at September 30, 2004 and December 31, 2003, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2004

	Nine Month	Nine Month
FINANCIAL HIGHLIGHTS	Period Ended	Period Ended
(In Thousands Except Per Share Information)	September 30	September 30		Year Ended December 31
	2004	2003		2003		2002	2001	2000
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$145,000	$108,175	(7)	$189,056	(7)	$69,368 (7)	$65,111	$73,571
Depreciation and Amortization of Real Estate Investments	$92,891	$68,013		$93,173		$76,462	$63,200	$52,975
Equity in Net Income From Joint Ventures	$(30,486)	$(23,749)		$(52,917)		$(32,769)	$(17,010)	$(17,072)
Equity in Net Income From Minority Equity Investment	$0	$0		$0		$0	$(1,550)	$(6,224)
Joint Venture Funds From Operations	$34,384	$24,815		$47,942		$44,473	$31,546	$30,512
Minority Equity Investment Funds From Operations	$0	$0		$0		$0	$6,448	$14,856
Operating Partnership Minority Interest Expense	$1,916	$1,303		$1,770		$1,450	$1,531	$4,126
Non-Recurring & Extraordinary Charges	$3,001	$0		$0		$0	$2,895	$0
(Gain) Loss on Sales of Real Estate	$(27,400)	$(27,017)		$(67,352)		$454	$(16,688)	$(23,440)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$219,305	$151,541		$211,672		$159,439	$135,482	$129,303
PREFERRED DIVIDENDS	$36,914	$40,600	(7)	$51,204	(7)	$32,602 (7)	$27,262	$27,262

FUNDS FROM OPERATIONS	$256,219	$192,141		$262,877		$192,041	$162,744	$156,565

PER SHARE INFORMATION:
Funds From Operations — Diluted	$2.26	$1.83		$2.51		$2.42	$2.38	$2.19
Net Income — Diluted	$1.52	$1.32		$2.27		$1.07	$1.17	$1.31
Cash Dividends	$1.43	$1.23		$1.69		$1.52	$1.48	$1.44

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	97,050	82,888		84,319		65,910	56,957	59,037

TOTAL MARKET CAPITALIZATION (1)	$8,044,592	$5,260,664		$5,551,748		$3,460,243	$2,982,461	$2,490,917
DEBT TO TOTAL MARKET CAPITALIZATION (1)	40.75%	40.15%		37.42%		43.10%	43.87%	49.28%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	52.57%	50.09%		48.68%		48.26%	47.18%	47.82%
DIVIDEND PAYOUT RATIO (1)	64.24%	64.67	%(8)	66.03	%(8)	60.93%	62.53%	65.19%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.80%	5.09%		5.35%		4.80%	4.25%	4.27%

GENERAL AND ADMINISTRATIVE EXPENSES	$32,981	$28,001		$40,820		$29,392	$24,175	$20,449

REVENUES:
DDR Revenues	$439,700	$355,532		$478,696		$360,778	$324,148	$285,416
Joint Venture Revenues	$247,678	$194,803		$284,158		$251,905	$244,663	$193,275

TOTAL REVENUES (3)	$687,378	$550,335		$762,853		$612,683	$568,811	$478,691

NET OPERATING INCOME:
DDR Net Operating Income	$333,496	$268,901		$356,348		$272,764	$248,838	$225,371
Joint Venture Net Operating Income	$160,272	$124,898		$184,927		$167,573	$166,545	$136,440

TOTAL NET OPERATING INCOME (4)	$493,769	$393,799		$541,274		$440,337	$415,383	$361,811

REAL ESTATE AT COST:
DDR Real Estate at Cost	$5,939,694	$3,861,010		$3,884,911		$2,804,056	$2,493,665	$2,161,810
Joint Venture Real Estate at Cost (5)	$2,674,135	$2,039,698		$2,275,216		$1,785,165	$1,862,515	$1,522,493

TOTAL REAL ESTATE AT COST (6)	$8,613,829	$5,900,708		$6,160,127		$4,589,221	$4,356,179	$3,684,302

(1)	See Market Capitalization and Financial Ratio section for detail calculation.
(2)	The calculation includes joint venture revenues.
(3)	Includes revenues from discontinued operations.
(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions. (5) Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.
(6)	Includes construction in progress (CIP) at September 30, 2004 of $297.1 million (includes $26.8 million of CIP included in joint ventures, of which $6.4 million represents the Company’s proportionate share), and at December 31, 2003, 2002, 2001, 2000 CIP aggregated $290.7 million $237.8 million, $287.7 million and $305.4 million, respectively.
(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 and $10,710,000 for the nine months ended September 30, 2003 pursuant to EITF topic NO. D-42.
(8)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2004

	Nine Month
	Period Ended
	September 30	Year Ended December 31
MARKET CAPITALIZATION & FINANCIAL RATIOS	2004	2003	2002	2001	2000
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$3,278,550	$2,077,558	$1,491,481	$1,308,301	$1,227,575
Total Market Capitalization *	$8,044,592	$5,551,748	$3,460,243	$2,982,461	$2,490,917

	40.75%	37.42%	43.10%	43.87%	49.28%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	52.57%	48.68%	48.26%	47.18%	47.82%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$3,655,882	$2,446,026	$1,878,575	$1,688,904	$1,550,398
Total Market Capitalization *	$8,421,924	$5,920,216	$3,847,336	$3,363,064	$2,813,740

	43.41%	41.32%	48.83%	50.22%	55.10%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS,
INVESTMENTS & NOTES RECEIVABLE	55.16%	53.79%	54.20%	53.85%	54.54%

INTEREST COVERAGE RATIO:
Interest Expense	$92,890	$90,162	$77,208	$81,770	$77,030
FFO Before Interest and Preferred Dividends *	$349,109	$353,039	$287,586	$263,595	$248,896

	3.76	3.92	3.72	3.22	3.23

DEBT SERVICE COVERAGE RATIO:
Debt Service *	$107,940	$101,890	$83,958	$88,764	$82,103
FFO Before Interest and Preferred Dividends *	$349,109	$353,039	$287,586	$263,595	$248,896

	3.23	3.46	3.43	2.97	3.03

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$144,854	$142,385	$129,353	$135,107	$124,666
FFO Before Interest and Preferred Dividends *	$349,109	$353,039	$287,586	$263,595	$248,896

	2.41	2.48	2.22	1.95	2.00

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$140,872	$146,846	$100,531	$84,721	$84,297
Funds From Operations exclusive of charge associated with preferred stock redemption	$219,305	$222,382	$164,983	$135,482	$129,303

	0.64	0.66 (1)	0.61	0.63	0.65

* See Attached for Detail Calculation

(1)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2004

	Nine Month
	Period Ended
	September 30	Year Ended December 31
	2004	2003	2002	2001	2000
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	102,320	86,425	66,609	59,455	54,880
Operating Partnership Units Outstanding	1,410	1,129	911	1,038	1,051

Total	103,730	87,554	67,520	60,493	55,932
Share Price	$39.1500	$33.5700	$21.9900	$19.1000	$13.3125

Market Value of Common Shares	$4,061,042	$2,939,190	$1,484,762	$1,155,410	$744,592
Preferred Shares at Book Value	$705,000	$535,000	$304,000	$303,750	$303,750
Preferred Units and Warrant	$0	$0	$180,000	$215,000	$215,000
Total Debt	$3,278,550	$2,077,558	$1,491,481	$1,308,301	$1,227,575

TOTAL MARKET CAPITALIZATION	$8,044,592	$5,551,748	$3,460,243	$2,982,461	$2,490,917

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	102,320	86,425	66,609	59,455	54,880
Operating Partnership Units Outstanding	1,410	1,129	911	1,038	1,051

Total	103,730	87,554	67,520	60,493	55,932
Share Price	$39.1500	$33.5700	$21.9900	$19.1000	$13.3125

Market Value of Common Shares	$4,061,042	$2,939,190	$1,484,762	$1,155,410	$744,592
Preferred Shares at Book Value	$705,000	$535,000	$304,000	$303,750	$303,750
Preferred Units and Warrant	$0	$0	$180,000	$215,000	$215,000
Total Debt	$3,278,550	$2,077,558	$1,491,481	$1,308,301	$1,227,575
Proportionate Share of JV Debt	$377,332	$368,468	$387,094	$380,604	$322,823

TOTAL MARKET CAPITALIZATION	$8,421,924	$5,920,216	$3,847,336	$3,363,064	$2,813,740

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2004

	Nine Month
	Period Ended
	September 30	Year Ended December 31
	2004	2003	2002	2001	2000
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$5,939,694	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Cash and Cash Equivalents	$23,697	$111,033	$16,371	$19,070	$4,243
Notes Receivable	$17,176	$9,813	$11,662	$5,221	$4,824
Advances and Investments in Joint Ventures	$256,343	$262,072	$258,611	$255,327	$260,927
Minority Equity Investment	$0	$0	$0	$0	$135,028

	$6,236,910	$4,267,829	$3,090,699	$2,773,281	$2,566,831

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$5,939,694	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Notes Receivable or Proportionate Share Thereof	$51,940	$41,018	$50,521	$22,000	$42,187
Minority Equity Investment	$0	$0	$0	$0	$135,028
Proportionate Share of JV Undepreciated Real Estate Assets	$636,224	$621,113	$611,224	$620,688	$503,902

	$6,627,859	$4,547,043	$3,465,801	$3,136,353	$2,842,926

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$219,305	$211,672	$159,439	$135,482	$129,303
Interest Expense	$92,890	$90,162	$77,208	$81,770	$77,030
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$36,914	$51,204	$50,939	$46,343	$42,563

	$349,109	$353,039	$287,586	$263,595	$248,896

DEBT SERVICE
Interest Expense	$92,890	$90,162	$77,208	$81,770	$77,030
Recurring Principal Amortization	$15,050	$11,728	$6,750	$6,994	$5,073

	$107,940	$101,890	$83,958	$88,764	$82,103

FIXED CHARGES
Debt Service	$107,940	$101,890	$83,958	$88,764	$82,103
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash D-42 dividend.	$36,914	$40,494	$45,395	$46,343	$42,563

	$144,854	$142,385	$129,353	$135,107	$124,666

Market Capitalization and Financial Ratios 2.2

Market Capitalization Summary 2.3

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Significant Accounting Policies

Revenues

•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.

General and Administrative Expenses

•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

Deferred Financing Costs

•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures and Tenant Improvements	Useful lives, which approximate lease terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Significant Accounting Policies (Continued)

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.

•	Construction in progress includes shopping center developments and significant expansions and re-developments.

Capitalization

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the nine month period ended September 30, 2004 and the years ended December 31, 2003, 2002, 2001 and 2000, the Company capitalized interest of $7.7 million, $11.4 million, $9.5 million, $12.9 million and $18.2 million, respectively.

•	In addition, the Company capitalized certain construction administration costs of $4.5 million for the nine month period ended September 30, 2004 and $5.1 million, $4.5 million, $3.3 million and $3.2 million for the years ended December 31, 2003, 2002, 2001 and 2000, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

Gain on Sales of Real Estate

•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined

Reconciliation of Same Store Net Operating Income (NOI) to Total Revenues and Certain Expenses

	Nine Month Period
	September 30,
	2004	2003
Total Revenues DDR	$437,390	$344,153
Total Revenues DDR Combined Joint Ventures	246,885	179,586
Operating and Maintenance — DDR	(49,134)	(43,484)
Real Estate Taxes — DDR	(57,518)	(42,090)
Operating and Maintenance — DDR Combined Joint Ventures	(86,516)	(64,063)

Combined NOI	$491,107	$374,102

Total Same Store NOI	$243,916	$239,720	1.8%
Property NOI from other operating segments	247,191	134,382

Combined NOI	$491,107	$374,102

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO) to reflect the adjustment of preferred dividend charges in accordance with EITF Topic
No. D-42

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$30,524	$24,525	$145,000	$108,175
Depreciation and Amortization of Real Estate Investments	36,925	24,319	92,890	68,013
Equity in Net Income From Joint Ventures	(5,322)	(6,852)	(30,486)	(23,748)
Joint Venture Funds From Operations	10,642	8,872	34,384	24,815
Operating Partnership Minority Interest Expense	719	444	1,916	1,303
Gain on Sales of Real Estate	1,399	—	(27,400)	(27,017)
Cumulative effect of adoption of a new accounting standard	—	—	3,001	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$74,887	$51,308	$219,305	$151,541

Preferred dividend charges in accordance with EITF Topic No. D-42	13,792	17,463	36,914	40,600

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$88,679	$68,771	$256,219	$192,141

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Wholly Owned and Consolidated Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Nine Month Period Ended September 30, 2004

	Nine Months
	Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30,		December 31,		December 31,		December 31,	December 31,
	2004		2003		2002		2001	2000
Acquisitions/Transfers	$2,111.8	(2)	$1,363.6	(4)	$298.6	(6)	$289.3 (8)	$81.1 (9)
Completed Expansions	23.7		26.8		8.0		13.7	13.6
Developments & Construction in Progress	169.6		104.6		66.4		72.9	81.2
Tenant Improvements & Building Renovations (1)	5.3		6.3		7.3		6.1	6.3
Furniture Fixtures & Equipment	1.0		1.9		2.3		2.5	0.4

	2,311.4		1,503.2		$382.6		$384.5	$182.6
Less: Real Estate Sales & Joint Venture Transfers	(256.6	) (3)	(422.4	) (5)	($72.2	) (7)	($52.7)	($89.1)

Total DDR Additions (Millions)	$2,054.8		$1,080.8		$310.4		$331.8	$93.5

(1) The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $8.0 million associated with its wholly owned and consolidated portfolio during 2004.

(2) Includes the consolidation of certain joint venture assets aggregating $37.1 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(3) In addition to the sales listed in the disposition section, this balance includes the sale of several land parcels with an aggregate cost of $34.8 million. This balance also includes the transfer of nine assets with an aggregate cost of $198.6 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Coon Rapids, MN, Asheville, NC, Erie, PA, Mufreesboro, TN, Nashville, TN, Monaca, PA, Merriam, KS, and two properties located in Fayetteville, AR.

(4) Includes the merger of JDN and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(5) In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.

(6) Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(7) Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.

(8) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.

Summary of Wholly Owned Capital Transactions 3.1

(9) Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavilion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Wholly Owned and Consolidated Acquisitions
for the Nine Month Period Ended September 30, 2004

		Cost	Acquisition
Property Location	GLA (1)	(Millions)	Date (2)	Major Tenants
Benderson Development Company	12,290,601	$1,956.2	05/14/04	Portfolio of 90 operating properties located in 11 states.

Total	12,290,601	$1,956.2

(1)	GLA may include property managed, but not owned.

(2)	The majority of the Benderson properties were acquired 5/14/2004, however several properties were acquired in the subsequent months.

Wholly Owned and Consolidated Dispositions
for the Nine Month Period Ended September 30, 2004

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Trinidad, CO	63,836	$1.0	2/13/2004
North Olmsted, OH	64,950	5.6	3/17/2004
Franklin, TN	17,999	1.5	7/30/2004
Milwaukee, WI	54,913	4.0	8/27/2004
Las Vegas, NV	49,555	5.7	9/14/2004
Marietta, GA	18,200	3.7	9/15/2004

Total	269,453	$21.5

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Nine Month Period Ended September 30, 2004

Projects Completed
N. Little Rock, AR	Demolished the former Kmart space to construct a Bed, Bath & Beyond (opened 9/02), Sports Authority (opened 8/03), and Michael’s (opened 04/04).
Brandon, FL	Recapture 23,391 sf from The Sports Authority and release to PetsMart (opened 07/04).
Aurora, OH	Expansion of the existing center to create a 38,000 sf Marquee Theatre (opened 05/04).
Tiffin, OH	Retenanting the former Kmart with Marquee Theatre (opened 06/04) and 15,000 sf of additional retail space.
Monaca, PA	Expansion of the existing center to create 38,000 sf Cinemark Theater (opened 06/04) and 6,160 sf of retail space.
Chattanooga, TN	Retenanting of former K-Mart with Hobby Lobby (opened 07/04) and Fresh Market (opened 04/04)

Total Net Cost (Millions)	$23.7

Projects in Progress
Gadsden, AL	Break-up of 64,400 sf building to create 20,000 sf Fred’s (opened 05/04) and two mid-size retail units.
Tallahassee, FL	Retenanting of former Lowe’s with Bealls (opened 04/04), Cato and It’s Fashion.
Suwanee, GA	Retenanting of former K-Mart with PetsMart and Shoe Gallery (opened 03/04).
Ottumwa, IA	Recapture Wal-Mart and release to 34,500 sf Goody’s and 47,422 sf of additional junior anchor stores.
Gaylord, MI	Recapture Wal-Mart and release to 38,594 sf Big Lots and 72,213 sf additional retail.
Starkville, MS	Retenanting of former Wal-Mart with Lowe’s Home Improvments and the relocation of Dollar Tree, Cato, It’s Fashion and Hibbetts (all relocated tenants opened 1st quarter 2004).
Princeton, NJ	Expansion of the existing center to create a 37,200 sf Babies ’R Us and additional 39,600 sf of retail space.
Hendersonville, NC	Recapture of former Wal-Mart space; demolition of 45,000 sq ft for Epic Theater and two junior anchor stores.
Allentown, PA	Construction of 18,200 sf outparcel building for retail tenants.
Brentwood, TN	Recapture The Sports Authority space and release the space to Ross Dress for Less (opened 08/04) and other retail tenants.
Johnson City, TN	Kohl’s to construct 88,248 sf retail building, plus construction of 24,000 sf additional retail space.

Total Net Cost (Millions)	$32.9

Projects to Commence Construction
Amherst, NY	Construct 5,300 sf free standing building for retail shops.
Tonawanda, NY	Construct 10,000 sf free standing building for retail shops.
Erie, PA	Construct a 10,000 sf free standing building for retail shops.

Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Wholly Owned and Consolidated Development Projects
for the Nine Month Period Ended September 30, 2004

			Substantial
		Net Cost	Completion
	GLA	(Millions)	Date	Major Tenants
Projects Substantially Completed
Hamilton, NJ	506,461	$79.5	1st Half 2004	Wal-Mart, Lowe’s, BJ’s Wholesale, Kohl’s, Michaels, PetsMart, Famous Footwear, Ross Dress for Less, Pier One, Linens ’N Things, Shop-Rite, Barnes & Noble (scheduled to open 4th quarter 2004) and Staples (scheduled to open 2nd quarter of 2005)
Irving, TX	312,126	$28.4	2004	Wal-Mart, Sam’s Club, Kohl’s, PetsMart, Marquee Theater, Office Max
Projects in Progress
Long Beach, CA (The Pike at Rainbow Harbor) Phase I	346,233	$128.8	2nd Half 2003 and 2004	CinemarkTheater, Gameworks, Carnival Club, Gladstones, Outback Steakhouse, Island Burgers, Bubba Gump Shrimp, California Pizza Kitchen, Kelly’s Coffee, Sharkies Woodfired Mexican Grill, Cold Stone Creamery, Candy Bouquet, Extreme Pizza, Great Steak and Potato Company, Laugh Factory, Auld Dubliner, Bucca di Beppo
Fort Collins, CO	18,988	$5.7	2005	Wal-Mart, Home Depot and additional small shops and outparcels
Miami, FL	609,606	$86.2	2006	To be announced
Overland Park, KS	87,142	$10.0	2005	Home Depot, Sam’s Club, Aldi’s Grocery, Party City, Goodyear Tire, Bank of America, Babies ’R Us (scheduled to open 1st quarter 2005), Golf Galaxy and 8,400 sf of additional retail space
Chesterfield, MI	105,400	$13.8	2005	45,000 sf of small shop retail.
Lansing, MI	165,869	$14.3	2005	Wal-Mart, Lowe’s, Michael’s, Gander Mountain, PetsMart (scheduled to open 3rd quarter 2005), Subway, Hallmark
St. Louis, MO	99,027	$14.0	2004	PetsMart, Office Max, Walgreens, Fashion Guys, EB Games, Crown Optical and other retail tenants to be announced
Freehold, NJ	499,204	$23.9	2005	Wal-Mart and Sam’s Club and other retail tenants and outparcels to be announced.
Mt. Laurel, NJ	715,251	$58.0	2004 & 2005	Target, Wegman’s (scheduled to open 3rd quarter 2005), Costco, Bed, Bath & Beyond, Lane Bryant, Payless Shoe Source, Panera Bread. TJ Maxx, PetsMart, Joann’s, DSW and Golf Galaxy (all scheduled to open 2nd quarter 2005) and The Sports Authority (scheduled to open 3rd quarter 2005) and other retail tenants and outparcels to be announced
Apex, NC (Phase I & II)	461,804	$26.8	2nd Half 2004	Target, Lowe’s, Office Max, PetsMart, Linens ’N Things (scheduled to open 4th quarter 2004), Hollywood Video, EB Games, GNC, Panera Bread, Sprint PCS, Q’Doba and other retail tenants and outparcels to be announced
Pittsburgh, PA	340,971	$27.1	2006	Target, Sportsmans Warehouse and other retail to be announced
Mesquite, TX	218,924	$29.0	2nd Half 2004	Michael’s, Linens ’N Things, Ross Dress for Less, Ultimate Electronics, Dress Barn, Famous Footwear, Pier 1
Projects to Commence Construction
Norwood, MA	115,147	$9.3	2006	To be announced
McKinney, TX (Phase II)	87,757	$7.3	2006	To be announced

Wholly Owned Development Totals	4,689,910	$562.1

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Wholly Owned and Consolidated Development
Assets Placed in Service as of September 30, 2004

Assets Placed in Service
Date	(Millions)
As of December 31, 2003	$179.6
1st Quarter 2004	$12.4
2nd Quarter 2004	$64.5
3rd Quarter 2004	$15.0
4th Quarter 2004	$45.5
Thereafter	$245.1

Total	$562.1

Wholly Owned and Consolidated Development
Funding Schedule as of September 30, 2004

Funded as of September 30, 2004	$447.8
Projected Net Funding During 2004	$12.2	(1)
Projected Net Funding Thereafter	$102.1	(1)

Total	$562.1

(1)	Amount will be reduced by the additional proceeds to be obtained through construction loans and proceeds from land sales.

Wholly Owned Development Delivery and Funding Schedules 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Consolidated Debt
as of September 30, 2004

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facility:
$650 Million Revolving Credit Facility		$550,000	(2)	05/06	2.495
$200 Million Term Loan		200,000		05/06	2.570
$150 Million Term Loan		150,000		03/05	2.840
Secured Credit Facility:
$30 Million Revolving Credit Facility		20,500		06/06	2.640

Total Credit Facility Debt		920,500
PUBLIC DEBT:
Medium Term Notes	F	50,000	(3)	12/04	6.840
Medium Term Notes	F	1,000		11/05	7.280
Medium Term Notes	F	96,912	(4)	03/07	7.000
Medium Term Notes	F	10,000		07/07	7.020
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,915		01/08	6.625
Medium Term Notes	F	274,009		01/09	3.875
Medium Term Notes	F	299,607		07/10	4.625
Medium Term Notes	F	100,000		07/18	7.500
Medium Term Notes	F	249,005		04/11	5.250
Unsecured Notes	F	85,000		08/07	6.950

Total Public Debt		1,267,447
MORTGAGE DEBT:
Plainville, CT	F	7,190		04/21	7.125
Bayonet Point, FL	F	5,327		08/06	9.750
Tupelo, MS	F	11,822		03/08	4.410
Jacksonville, FL	F	6,783		03/08	4.410
Denver, CO (Univ Hills)	F	29,009		06/12	7.300
Henderson, TN	F	9,395		01/19	7.660
Brown Deer, WI	F	2,895		08/09	7.750
Allentown, PA	F	18,814		06/21	6.950
Erie, PA	F	25,658		04/11	6.880
Erie, PA	F	2,961		04/11	6.880
Martinsville, VA	F	19,908		12/09	8.460
Boardman, OH	F	26,646		04/11	6.880
Solon, OH	F	16,377		03/08	4.410
St. Louis, MO (Sunset)	F	34,541		04/11	6.880
St. Louis, MO (Brentwood)	F	25,658		04/11	6.880
Cedar Rapids, IA	F	10,141		01/20	9.375
St. Louis, MO (Olympic)	F	3,608		08/07	9.150
St. Louis, MO (Gravois)	F	1,900		07/12	8.625

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Consolidated Debt
as of September 30, 2004 (con’t)

		Mortgage	Maturity	Interest
		Balance	Date	Rate (1)
St. Louis, MO (Keller)	F	$1,681	01/10	8.625
N. Charleston, SC	F	11,725	03/08	4.410
Sault St. Marie, MI	F	2,722	05/07	8.375
Walker, MI	F	8,624	03/08	4.410
Detroit, MI	F	3,461	04/06	7.375
Mt. Pleasant, SC (GS II)	F	7,946	03/08	4.410
Meridian, ID (GS II)	F	25,679	03/08	4.410
Riverdale, UT (North)	F	9,042	10/20	9.300
Birmingham, AL (GS II)	F	27,811	03/08	4.410
Wilmington, NC	F	21,319	03/08	4.410
Berlin, VT	F	4,940	08/07	9.750
Brainerd, MN	F	75	02/05	6.800
Spring Hill, FL	F	5,352	09/19	9.750
Denver, CO (Centennial)	F	38,488	04/11	6.880
West Pasco, FL	F	4,784	02/12	9.625
Princeton, NJ	F	26,144	03/27	8.262
Beachwood, Oh	F	3,955	07/13	7.640
Woodmont - Riverchase	F	8,024	01/13	5.500
Leawood, KS	F	51,701	07/09	7.310
Durham, NC	F	7,268	03/08	4.410
Dallas, TX (Carpenter)	F	28,102	01/08	7.250
Silver Springs, MD (Tech 29-1)	F	6,918	02/09	7.330
Silver Springs, MD (Tech 29-2)	F	3,491	09/06	9.050
Bellefontaine, OH	F	2,513	12/16	7.500
Dublin, OH	F	9,520	09/06	8.375
Pickerington, OH	F	4,350	12/06	8.250
Jamestown, NY (Southside Plaza)	F	1,809	04/13	7.590
Ithaca, NY	F	20,538	01/18	7.050
Columbus, OH (Consumer Square West)	F	14,412	11/15	10.070
Olean, NY	F	5,104	07/15	8.995
N. Charleston, SC	F	10,872	07/12	7.370
W. Long Branch, NJ (Monmouth)	F	15,695	07/13	8.570
Big Flats, NY (Big Flats I)	F	12,147	12/10	8.011
Mays Landing, NJ (Wrangleboro)	F	52,642	05/13	6.990
Plattsburgh, NY	F	11,860	12/10	8.000
Amherst, NY (Kmart/Blvd Cons. Square)	F	13,495	11/15	7.850
Tonawanda, NY (Tops/Gander Mtn.)	F	5,426	06/21	7.660
Big Flats, NY (Big Flats IV)	F	1,097	01/13	7.600
Lockport, NY (Walmart/Tops)	F	13,958	01/16	8.000
Big Flats, NY (Big Flats II)	F	4,966	01/13	8.010
Amherst, NY (Tops Transit + French)	F	5,586	12/16	7.680

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Consolidated Debt
as of September 30, 2004 (con’t)

		Mortgage	Maturity		Interest
		Balance	Date		Rate (1)
Amherst, NY (Target/Blvd Cons Square)	F	$14,519	07/18		5.670
Tonawanda, NY (Hollywood/Tops-Niagara)	F	6,519	11/16		7.660
Medina, NY	F	4,144	05/17		7.630
Mays Landing, NJ (Hamilton)	F	16,856	09/15		4.700
Gates, NY (Westgate)	F	25,107	10/11		7.240
Rome, NY (Freedom Plaza)	F	4,740	09/16		7.850
Moorseville, NC	F	24,096	12/12		6.930
Alden, NY	F	4,598	10/19		8.100
Indian Train, NC (Union TC Ph I)	F	7,022	10/11		7.000
Cheektowaga, NY (Walmart Thruway)	F	5,301	10/17		6.780
Ashtabula, OH	F	6,989	12/11		7.000
Buffalo, NY (Delaware Commons)	F	1,273	01/13		6.960
Springville, NY	F	6,564	07/18		6.375
Niskayuna, NY (Mohawk)	F	26,614	12/18		5.750
Victor, NY (Victor Square)	F	6,717	04/13		5.800
Merriam, KS (TIF)	F	8,575	02/16		6.900
Hamilton, NJ	F	30,000	05/05		2.942
Hamilton, NJ	V	26,971	05/05		3.490
Princeton, NJ	V	24,998	09/25		3.340
San Antonio, TX	V	25,000	07/06		3.340
Apex, NC	V	12,650	06/05		3.340
Mt. Laurel, NJ	V	27,475	09/07		2.740

Total Mortgage Debt		1,090,603

Total Debt		$3,278,550
Adjustment for Reverse Swap		1,704 (5)
		$3,280,254

Weighted Average - Total			4.88	years	4.8%

Weighted Average - Fixed			6.66	years	5.9%

Weighted Average - Floating			1.29	years	2.7%

Notes:

F - Fixed Rate Debt            V - Variable Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization of approximately $6.3 million, net is offset by approximately $6.9 million of fair market value adjustment.

2.	Senior debt of $50 million has been converted to a fixed rate of 2.82%.

3.	Public debt of $40 million has been converted to a variable rate of 3.655%. The remaining balance of $10 million is at the stated fixed rate.

4.	Public debt of $60 million has been converted to a variable rate of 3.196%. The remaining balance of $36.9 million is at the stated fixed rate.

5.	Offset included in other assets.

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2004
(000’s)

	2004 Payments	2005 Payments	2006 Payments	2007 Payments	2008 Payments	2009 Payments
PROPERTY MORTGAGES
Plainville, CT (TIF)
Bayonet Point, FL			5,327
Tupelo, MS	273	287	300	313	10,852
Jacksonville, FL	156	164	172	180	6,227
Denver, CO (Univ Hills)	486	522	562	604	650	699
Henderson, TN	339	366	395	426	460	497
Brown Deer, WI	475	513	554	599	647	460
Allentown, PA	580	621	666	714	765	820
Erie, PA	250	273	293	314	331	360
Erie, PA	28	31	33	36	38	41
Martinsville, VA	182	203	221	241	258	18,936
Boardman, OH	259	283	303	325	343	373
Solon, OH	378	397	415	434	15,033
St. Louis, MO (Sunset)	335	366	392	421	444	483
St. Louis, MO (Brentwood)	250	273	293	314	331	360
Denver, CO (Centennial)	374	408	438	469	496	539
Cedar Rapids, IA	287	315	346	380	417	458
St. Louis, MO (Olympic)	306	335	367	2,826
St. Louis, MO (Gravois)	282	310	355	389	292	115
St. Louis, MO (Keller)	243	265	289	315	343	374
N. Charleston, SC	270	284	297	311	10,763
Sault St Marie, MI	911	990	1,079	418
Walker, MI	199	209	219	229	7,917
Detroit, MI	2,800	3,189
Mt. Pleasant, SC	183	193	201	211	7,294
Merridian, ID	592	623	651	681	23,573
Riverdale, UT (North)	238	261	287	315	345	379
Birmingham, AL	642	674	705	737	25,530
Wilmington, NC	492	517	541	565	19,570
Berlin, VT				4,940
Brainerd, MN ( K-Mart)	140	75
Spring Hill, FL	154	170	187	206	227	251
West Pasco, FL
Princeton, NJ	323	358	389	423	454	499
Beachwood, OH	183	332	359	387	420	451
Hoover, AL (Riverchase)	108	116	122	129	136	145
Leawood, KS	1,038	1,117	1,201	1,292	1,390	46,435
Durham, NC	168	176	184	193	6,672
Bellefontaine, OH	123	133	143	154	166	179

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2010 Payments	2011 Payments	2012 Payments	2013 Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)					7,190	7,190
Bayonet Point, FL						5,327
Tupelo, MS						12,025
Jacksonville, FL						6,900
Denver, CO (Univ Hills)	752	809	24,286			29,370
Henderson, TN	536	578	624	674	4,782	9,676
Brown Deer, WI						3,248
Allentown, PA	879	942	1,009	1,082	11,168	19,245
Erie, PA	386	23,641				25,847
Erie, PA	44	2,732				2,983
Martinsville, VA						20,041
Boardman, OH	400	24,556				26,842
Solon, OH						16,657
St. Louis, MO (Sunset)	518	31,836				34,795
St. Louis, MO (Brentwood)	386	23,641				25,847
Denver, CO (Centennial)	578	35,469				38,771
Cedar Rapids, IA	503	552	606	665	5,825	10,354
St. Louis, MO (Olympic)						3,835
St. Louis, MO (Gravois)	125	136	147			2,150
St. Louis, MO (Keller)	33					1,862
N. Charleston, SC						11,926
Sault St Marie, MI						3,398
Walker, MI						8,772
Detroit, MI						5,989
Mt. Pleasant, SC						8,082
Merridian, ID						26,120
Riverdale, UT (North)	415	456	500	548	5,475	9,218
Birmingham, AL						28,288
Wilmington, NC						21,684
Berlin, VT						4,940
Brainerd, MN ( K-Mart)						215
Spring Hill, FL	276	304	335	370	2,985	5,467
West Pasco, FL			4,784			4,784
Princeton, NJ	543	590	636	697	21,468	26,381
Beachwood, OH	487	525	567	349		4,059
Hoover, AL (Riverchase)	153	162	170	6,864		8,104
Leawood, KS						52,473
Durham, NC						7,392
Bellefontaine, OH	193	208	224	241	842	2,604

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2004 (con’t)
(000’s)

	2004 Payments	2005 Payments	2006 Payments	2007 Payments	2008 Payments	2009 Payments
Dublin, OH	248	270	9,185
Pickerington, OH	202	219	4,079
Dallas, TX (Carpenter)	455	489	525	565	26,406
Silver Springs, MD (Tech 29-1)	145	158	170	183	196	6,173
Silver Springs, MD (Tech 29-2)	85	93	3,376
Jamestown, NY (Southside Plaza)	84	153	165	178	193	208
Ithaca, NY	541	980	1,052	1,128	1,210	1,298
Columbus, OH (Consumer II West)	205	380	420	465	514	568
Olean, NY	162	298	326	357	390	427
N. Charleston, SC	106	192	206	222	239	257
W. Long Branch, NJ (Monmouth)	692	1,269	1,382	1,506	1,640	1,786
Big Flats, NY (Big Flats I)	871	1,592	1,724	1,867	2,022	2,190
Mays Landing, NJ (Wrangleboro)	1,078	1,953	2,094	2,245	2,407	2,581
Plattsburgh, NY	851	1,554	1,683	1,823	1,974	2,138
Amherst, NY (Kmart/Blvd Cons. II)	440	802	868	938	1,015	1,097
Tonawanda, NY (Tops/Ames/Gander Mtn.)	93	170	183	198	213	230
Big Flats, NY (Big Flats IV)	32	58	63	68	73	79
Lockport, NY (Walmart/Tops)	441	805	872	944	1,022	1,107
Big Flats, NY (Big Flats II)	233	426	462	501	543	589
Amherst, NY (Tops Transit + French)	160	291	315	340	367	396
Amherst, NY (Target/Blvd Cons. II)	403	722	764	808	856	905
Tonawanda, NY (Hollywood/Tops-Niagra)	178	324	350	377	407	439
Medina, NY	120	219	236	255	275	297
Mays Landing, NJ (Hamilton)	682	1,213	1,271	1,332	1,396	1,463
Gates, NY (Westgate)	154	280	301	324	349	375
Rome, NY (Freedom)	227	253	273	295	319	345
Moorseville, NC	144	261	279	300	322	345
Alden, NY	81	148	160	173	188	208
Indian Train, NC (Union TC Ph I)	45	82	88	95	102	109
Cheektowaga, NY (Walmart Thruway)	147	265	284	304	325	348
Ashtabula, OH	45	81	87	93	100	107
Buffalo, NY (Delaware Commons)	66	119	127	137	146	157
Springville, NY	172	311	331	353	376	401
Niskayuna, NY (Mohawk)	703	1,260	1,335	1,414	1,497	1,585
Victor, NY (Victor Square)	50	89	95	100	107	113
Merriam, KS (TIF)
Princeton, NJ (Nassau Pav)
San Antonio, TX			25,000
Payments Made Through 9/30/04	-17,013

Total - Property Mortgages	7,371	33,128	78,420	40,377	189,570	101,174

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2010 Payments	2011 Payments	2012 Payments	2013 Payments	Thereafter	Total
Dublin, OH						9,704
Pickerington, OH						4,500
Dallas, TX (Carpenter)						28,440
Silver Springs, MD (Tech 29-1)						7,025
Silver Springs, MD (Tech 29-2)						3,554
Jamestown, NY (Southside Plaza)	225	242	262	147		1,856
Ithaca, NY	1,393	1,494	1,603	1,720	8,424	20,844
Columbus, OH (Consumer II West)	628	694	767	848	9,040	14,527
Olean, NY	467	511	559	611	1,087	5,196
N. Charleston, SC	277	298	9,131			10,927
W. Long Branch, NJ (Monmouth)	1,945	2,119	2,307	1,440		16,086
Big Flats, NY (Big Flats I)	2,371					12,636
Mays Landing, NJ (Wrangleboro)	2,767	2,967	3,181	31,980		53,251
Plattsburgh, NY	2,315					12,338
Amherst, NY (Kmart/Blvd Cons. II)	1,187	1,283	1,388	1,500	3,226	13,744
Tonawanda, NY (Tops/Ames/Gander Mtn.)	249	268	290	312	3,286	5,492
Big Flats, NY (Big Flats IV)	86	92	100	466		1,117
Lockport, NY (Walmart/Tops)	1,199	1,298	1,406	1,523	3,591	14,207
Big Flats, NY (Big Flats II)	639	693	751	227		5,064
Amherst, NY (Tops Transit + French)	427	461	498	538	1,884	5,677
Amherst, NY (Target/Blvd Cons. II)	958	1,014	1,073	1,135	6,109	14,747
Tonawanda, NY (Hollywood/Tops-Niagra)	474	511	552	595	2,412	6,620
Medina, NY	320	346	373	403	1,367	4,212
Mays Landing, NJ (Hamilton)	1,534	1,607	1,684	1,765	3,296	17,243
Gates, NY (Westgate)	404	22,999				25,188
Rome, NY (Freedom)	374	404	437	472	1,507	4,907
Moorseville, NC	370	397	426	21,329		24,172
Alden, NY	246	266	289	313	2,572	4,644
Indian Train, NC (Union TC Ph I)	117	6,406				7,046
Cheektowaga, NY (Walmart Thruway)	372	398	426	456	2,062	5,384
Ashtabula, OH	115	6,384				7,013
Buffalo, NY (Delaware Commons)	168	180	193	17		1,310
Springville, NY	427	455	485	517	2,838	6,665
Niskayuna, NY (Mohawk)	1,679	1,778	1,883	1,994	11,884	27,012
Victor, NY (Victor Square)	120	127	135	5,802		6,737
Merriam, KS (TIF)					8,575	8,575
Princeton, NJ (Nassau Pav)					24,998	24,998
San Antonio, TX						25,000
Payments Made Through 9/30/04						-17,013

Total - Property Mortgages	31,056	202,832	64,085	87,600	157,893	993,507

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2004 (con’t)
(000’s)

	2004 Payments	2005 Payments		2006 Payments		2007 Payments	2008 Payments	2009 Payments
CONSTRUCTION LOANS
$25 Million Construction Loan (National City Bank)		12,650
$48 Million Contruction Loan (Wachovia Bank)						27,475
Hamilton, NJ		56,971

Total - Construction Loans	0	69,621		0		27,475	0	0
DEBT OFFERINGS
Senior Notes	50,000	1,000				108,912	99,915	274,009
Unsecured Notes						85,000

Total - Debt Offerings	50,000	1,000		0		193,912	99,915	274,009
Total - Property Mortgages, Construction Loans & Debt Offerings	57,371	103,750		78,420		261,764	289,485	375,183
REVOLVING CREDIT FACILITIES & TERM LOANS
$650 Million Unsecured Credit (Bank One)				550,000	(1)
$200 Million Unsecured Credit (Bank One)				200,000	(1)
$150 Million Unsecured Credit (Bank of America)		150,000	(1)
$30 Million Revolving Credit (National City Bank)				20,500	(1)

Total - Debt	$57,371	$253,750		$848,920		$261,764	$289,485	$375,183

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2010 Payments	2011 Payments	2012 Payments	2013 Payments	Thereafter	Total
CONSTRUCTION LOANS
$25 Million Construction Loan (National City Bank)						12,650
$48 Million Contruction Loan (Wachovia Bank)						27,475
Hamilton, NJ						56,971

Total - Construction Loans	0	0	0	0	0	97,096
DEBT OFFERINGS
Senior Notes	299,607	249,005			100,000	1,182,448
Unsecured Notes						85,000

Total - Debt Offerings	299,607	249,005	0	0	100,000	1,267,447
Total - Property Mortgages, Construction Loans & Debt Offerings	330,664	451,836	64,085	87,600	257,893	2,358,050
REVOLVING CREDIT FACILITIES & TERM LOANS
$650 Million Unsecured Credit (Bank One)						550,000
$200 Million Unsecured Credit (Bank One)						200,000
$150 Million Unsecured Credit (Bank of America)						150,000
$30 Million Revolving Credit (National City Bank)						20,500

Total - Debt	$330,664	$451,836	$64,085	$87,600	$257,893	$3,278,550

Notes:

(1)	Balance at September 30, 2004 on revolving credit facilities.

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2004

		RVIP III B			RVIP VIII		Community Centers	Community Centers
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	Community Centers	Four	Five
Real Estate Assets	$45.9	$82.0	$31.8	$211.4	$32.8	$0.0	$0.0	$249.8
Accumulated Depreciation	(1.5)	(6.6)	(3.5)	(16.3)	(0.7)	0.0	0.0	(31.9)

Real Estate, net	44.4	75.4	28.3	195.1	32.1	0.0	0.0	217.9

Receivables, Net	1.3	0.0	0.8	4.0	0.4	0.4	0.0	6.8
Other assets	4.8	1.0	1.4	10.0	1.5	2.6	0.0	6.9

	$50.5	$76.4	$30.5	$209.1	$34.0	$3.0	$0.0	$231.6

Mortgage Debt	$28.0	$55.4	$18.4	$128.7	$23.6	$0.0	$0.0	$156.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.6	2.0	0.8	19.1	1.3	3.6	0.0	4.2

	28.6	57.4	19.2	147.8	24.9	3.6	0.0	160.2

Accumulated equity (deficit)	21.9	19.0	11.3	61.3	9.1	(0.6)	0.0	71.4

	$50.5	$76.4	$30.5	$209.1	$34.0	$3.0	$0.0	$231.6

Proportionate share of other assets/liabilities, net	$1.4	($0.3)	$0.4	($1.1)	$0.2	($0.1)	$0.0	$4.8

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

   Combining Statements of Operations
for the period ended September 30, 2004

		RVIP III B			RVIP VIII		Community Centers	Community Centers
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	Community Centers	Four	Five
Revenues from operations	$4.8	$8.9	$3.5	$19.6	$3.9	($0.1)	$0.0	$25.8
Rental operation expenses	(1.8)	(2.9)	(1.9)	(6.6)	(1.2)	(0.5)	0.0	(7.7)

Net operating income	3.0	6.0	1.6	13.0	2.7	(0.6)	0.0	18.1
Depreciation and amortization expense	(0.9)	(1.5)	(0.7)	(9.7)	(0.6)	0.0	0.0	(3.7)
Interest expense	(0.8)	(1.2)	(1.1)	(3.2)	(1.0)	0.0	0.0	(8.0)

Income (loss) before gain on sale	1.3	3.3	(0.2)	0.1	1.1	(0.6)	0.0	6.4
Gain (loss) on sale of real estate	5.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	(0.2)	0.0	0.0	0.3	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	5.0	0.0	0.0	19.1	0.0

Net income (loss)	$6.3	$3.3	($0.2)	$4.9	$1.1	($0.6)	$19.4	$6.4
DDR Ownership interest	***	***	***	***	20%	***	35%	50%

	$1.5	$1.4	$0.0	$2.2	$0.4	$0.4	$6.8	$3.2
Minority Interest	0.0	(0.2)	0.0	(0.3)	0.0	0.0	0.0	0.0
Amortization of basis differential	(0.6)	0.0	0.0	0.0	0.0	0.0	0.0	0.2

	$0.9	$1.2	$0.0	$1.9	$0.4	$0.4	$6.8	$3.4

Proportionate share of net operating income	$0.7	$2.4	$0.4	$3.3	$1.1	$0.0	$0.0	$9.0

Funds From Operations (“FFO”):
Net income (loss)	$6.3	$3.3	($0.2)	$4.9	$1.1	($0.6)	$19.4	$6.4
Depreciation of real property	0.9	1.5	0.7	9.7	0.3	0.0	0.1	3.7
(Gain) loss on sale	(0.5)	0.0	0.0	(5.0)	0.0	0.0	(19.1)	0.0

	$6.7	$4.8	$0.5	$9.6	$1.4	($0.6)	$0.4	$10.1
DDR Ownership interest	***	***	***	***	20%	***	35%	50%

DDR FFO	$1.1	$1.9	$0.1	$2.5	$0.6	$0.4	$0.1	$5.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2004

	Community	Community			Lennox	Sun Center	Dublin Village	Washington
	Centers Seven	Centers Eight	Merriam (6)	Kildeer, IL	Town Center (2)	Limited (2)	(2)	Park (3)
Real Estate Assets	$15.6	$26.7	$0.0	$31.1	$21.1	$25.8	$29.7	$0.0
Accumulated Depreciation	(1.1)	(2.2)	0.0	(1.5)	(3.5)	(5.7)	(13.0)	0.0

Real Estate, net	14.5	24.5	0.0	29.6	17.6	20.1	16.7	0.0

Receivables, Net	0.4	1.1	0.0	0.1	1.4	0.7	0.1	0.0
Other assets	0.2	0.7	0.0	0.5	0.5	1.0	1.0	0.4

	$15.1	$26.3	$0.0	$30.2	$19.5	$21.8	$17.8	$0.4

Mortgage Debt	$9.9	$17.6	$0.0	$19.5	$18.7	$21.3	$0.0	$0.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.4	0.6	0.0	0.5	0.7	0.5	0.6	0.0

	10.3	18.2	0.0	20.0	19.4	21.8	0.6	0.0
Accumulated equity (deficit)	4.8	8.1	0.0	10.2	0.1	0.0	17.2	0.4

	$15.1	$26.3	$0.0	$30.2	$19.5	$21.8	$17.8	$0.4

Proportionate share of other assets/liabilities, net	$0.1	$0.6	$0.0	$0.0	$0.6	$0.9	$0.5	$0.2

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

   Combining Statements of Operations
for the period ended September 30, 2004

	Community	Community			Lennox	Sun Center	Dublin Village	Washington
	Centers Seven	Centers Eight	Merriam (6)	Kildeer, IL	Town Center (2)	Limited (2)	(2)	Park (3)
Revenues from operations	$1.3	$3.3	$2.4	$2.5	$3.4	$3.3	$1.5	$0.0
Rental operation expenses	(0.4)	(1.1)	(0.7)	(0.7)	(0.8)	(0.7)	(0.4)	0.0

Net operating income	0.9	2.2	1.7	1.8	2.6	2.6	1.1	0.0
Depreciation and amortization expense	(0.2)	(0.4)	(0.4)	(0.4)	(0.3)	(0.5)	(0.6)	0.0
Interest expense	(0.6)	(1.1)	(0.7)	(0.8)	(1.2)	(1.3)	(0.0)	0.0

Income (loss) before gain on sale	0.1	0.7	0.6	0.6	1.1	0.8	0.5	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.1	$0.7	$0.6	$0.6	$1.1	$0.8	0.5	($0.2)
DDR Ownership interest	50%	50%	50%	10%	50%	***	***	50%

	$0.0	$0.4	$0.3	$0.1	$0.6	$0.8	$0.4	($0.1)
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	0.0	0.0	(0.1)	0.0	(0.1)	(0.1)	(0.4)	0.0

	$0.0	$0.4	$0.2	$0.1	$0.5	$0.7	$0.0	($0.1)

Proportionate share of net operating income	$0.4	$1.1	$0.9	$0.2	$1.3	$2.1	$0.9	$0.0

Funds From Operations (“FFO”):
Net income (loss)	$0.1	$0.7	$0.6	$0.6	$1.1	$0.8	$0.5	($0.2)
Depreciation of real property	0.2	0.4	0.4	0.4	0.3	0.5	0.6	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.3	$1.1	$1.0	$1.0	$1.4	$1.3	$1.1	($0.2)
DDR ownership interest	50%	50%	50%	10%	50%	***	***	50%

DDR FFO	$0.1	$0.6	$0.5	$0.1	$0.7	$1.2	$0.9	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2004

		Littleton, CO		Coon Rapids,			Service	Jefferson County,	Sansone Group
	DOTRS	(5)	Salisbury, MD	MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	MO	/ DDRC LLC	DDR Markaz
Real Estate Assets	$24.9	$3.2	$2.1	$0.0	$27.4	$113.9	$126.4	$5.9	$0.2	$167.0
Accumulated Depreciation	(3.8)	0.0	(0.2)	0.0	(4.4)	(4.4)	(3.3)	(0.3)	0.0	(5.5)

Real Estate, net	21.1	3.2	1.9	0.0	23.0	109.5	123.1	5.6	0.2	161.5

Receivables, Net	0.8	0.0	0.0	0.0	1.0	2.1	9.2	0.0	1.8	2.1
Other assets	0.1	0.1	0.1	1.1	1.1	3.3	42.6	0.2	2.4	6.5

	$22.0	$3.3	$2.0	$1.1	$25.1	$114.9	$174.9	$5.8	$4.4	$170.1

Mortgage Debt	$10.9	$0.0	$1.8	$0.0	$17.4	$85.0	$67.3	$2.8	$0.0	$110.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.1	14.0	3.1	0.0	0.8
Other liabilities	(0.2)	0.1	0.0	0.9	0.7	1.0	54.1	0.1	1.0	2.6

	10.7	0.1	1.8	0.9	18.1	86.1	135.4	6.0	1.0	113.4
Accumulated equity (deficit)	11.3	3.2	0.2	0.2	7.0	28.8	39.5	(0.2)	3.4	56.7

	$22.0	$3.3	$2.0	$1.1	$25.1	$114.9	$174.9	$5.8	$4.4	$170.1

Proportionate share of other assets/liabilities, net	$0.5	$0.0	$0.1	$0.1	$0.9	$1.1	$9.8	$0.1	$1.6	$1.2

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5	$0.0	$0.0

   Combining Statements of Operations
for the period ended September 30, 2004

		Littleton, CO		Coon Rapids,			Service	Jefferson County,	Sansone Group
	DOTRS	(5)	Salisbury, MD	MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	MO	/ DDRC LLC	DDR Markaz
Revenues from operations	$2.6	$2.3	$0.3	$0.0	$3.8	$12.5	$16.2	$0.5	$9.8	$15.6
Rental operation expenses	(0.7)	(0.7)	(0.1)	(0.1)	(1.0)	(5.2)	(9.9)	(0.2)	(7.8)	(5.0)

Net operating income	1.9	1.6	0.2	(0.1)	2.8	7.3	6.3	0.3	2.0	10.6
Depreciation and amortization expense	(0.4)	(0.3)	(0.1)	0.0	(0.5)	(1.9)	(3.6)	(0.1)	(0.5)	(3.0)
Interest expense	(0.2)	(0.6)	(0.1)	0.0	(1.1)	(3.7)	(6.3)	(0.3)	0.0	(3.5)

Income (loss) before gain on sale	1.3	0.7	0.0	(0.1)	1.2	1.7	(3.6)	(0.1)	1.5	4.1
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(0.9)	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.9	0.0	0.0	0.0

Net income (loss)	1.3	0.7	0.0	(0.1)	1.2	1.7	(3.6)	(0.1)	1.5	4.1
DDR Ownership interest	50%	50%	50%	***	67%	25%	25%	50%	***	***

	$0.7	$0.4	$0.0	$3.3	$0.8	$0.4	($0.9)	$0.0	$0.7	$0.8
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	0.1	0.0	0.0	0.0	(0.3)	0.0	0.0	0.0	(0.3)	0.1

	$0.8	$0.4	$0.0	$3.3 (7)	$0.5	$0.4	($0.9)	$0.0	$0.4	$0.9

Proportionate share of net operating income	$1.0	$0.8	$0.1	$0.0	$1.9	$1.8	$1.5	$0.1	$1.0	$2.1

Funds From Operations (“FFO”):
Net income (loss)	$1.3	$0.7	$0.0	($0.1)	$1.2	$1.7	($3.6)	($0.1)	$1.5	$4.1
Depreciation of real property	0.4	0.3	0.1	0.0	0.5	1.9	3.7	0.1	0.0	3.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$1.7	$1.0	$0.1	($0.1)	$1.7	$3.6	$0.1	$0.0	$1.5	$7.1
DDR ownership interest	50%	50%	50%	***	67%	25%	25%	50%	***	***

DDR FFO	$0.9	$0.5	$0.0	$3.3 (7)	$1.2	$0.9	$0.0	$0.0	$0.7	$1.4

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2004

	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie	Coventry II DDR
	Ward Parkway	Totem Lakes	Phoenix Spectrum	Fund LLC	Management LLC	Westover	Total
Real Estate Assets	$49.4	$37.3	$45.9	$1,258.3	$0.0	$8.9	$2,674.2
Accumulated Depreciation	(1.2)	(0.4)	(0.7)	(15.3)	0.0	0.0	(127.1)

Real Estate, net	48.2	36.9	45.2	1,243.0	0.0	8.9	2,547.1

Receivables, Net	1.0	0.0	0.8	21.4	0.3	0.0	58.4
Other assets	1.0	0.8	3.6	43.3	0.0	0.0	138.5

	$50.2	$37.7	$49.6	$1,307.7	$0.3	$8.9	$2,744.1

Mortgage Debt	$31.5	$26.0	$41.0	$686.9	$0.0	$1.3	$1,578.9
Amounts payable to DDRC	0.0	0.0	0.0	0.0	1.5	0.0	19.7
Other liabilities	1.2	0.3	1.2	13.2	1.5	0.0	112.4

	32.7	26.3	42.2	700.1	3.0	1.3	1,711.0
Accumulated equity (deficit)	17.5	11.4	7.4	607.6	(2.7)	7.6	1,033.1

	$50.2	$37.7	$49.6	$1,307.7	$0.3	$8.9	$2,744.1

Proportionate share of other assets/liabilities, net	$0.2	$0.1	$0.7	$7.5	$0.2	$0.0	$32.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5

   Combining Statements of Operations
for the period ended September 30, 2004

	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie	Coventry II DDR
	Ward Parkway	Totem Lakes	Phoenix Spectrum	Fund LLC	Management LLC	Westover	Total
Revenues from operations	$5.0	$2.5	$5.0	$85.1	$1.1	$0.0	$246.8
Rental operation expenses	(2.1)	(0.7)	(2.0)	(23.1)	(0.1)	0.0	(86.5)

Net operating income	2.9	1.8	3.0	62.0	1.0	0.0	160.3
Depreciation and amortization expense	(0.5)	(0.4)	(0.7)	(14.8)	(0.2)	0.0	(46.9)
Interest expense	(0.9)	(0.4)	(0.9)	(18.2)	0.0	0.0	(57.2)

Income (loss) before gain on sale	1.5	1.0	1.4	29.0	0.8	0.0	56.2
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	4.8
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(0.8)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	24.9

Net income (loss)	1.5	1.0	1.4	29.0	0.8	0.0	$85.1
DDR Ownership interest	20%	20%	20%	***	50%	10%

	$0.3	$0.2	$0.3	$5.7	$0.4	$0.0	$31.4
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	(0.5)
Amortization of basis differential	0.0	0.0	0.0	0.5	0.0	0.0	(1.0)

	$0.3	$0.2	$0.3	$6.2	$0.4	$0.0	$30.0

Proportionate share of net operating income	$0.6	$0.4	$0.6	$12.2	$0.5	$0.0	$48.5

Funds From Operations (“FFO”):
Net income (loss)	$1.5	$1.0	$1.4	$29.0	$0.8	$0.0	$85.1
Depreciation of real property	0.5	0.4	0.7	14.8	0.2	0.0	46.2
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	(24.2)

	$2.0	$1.4	$2.0	$43.8	$1.0	$0.0	$107.1
DDR ownership interest	20%	20%	20%	***	50%	10%

DDR FFO	$0.4	$0.3	$0.4	$8.0	$0.5	$0.0	$34.4

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

(1) Amounts may differ slightly from actual results, due to rounding.

(2) Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3) Represents undeveloped land.

(4) The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected in DDR Consolidated Statement of Operations. The joint venture’s total related party interest expense for the nine months ended September 30, 2004 totaled $0.8 million, of which $0.2 million, or approximately 25%, is reflected in revenues from operations in the Company’s Consolidated Statement of Operations.

(5) In the first quarter of 2004, the Company acquired the operating shopping center owned by the joint venture. An undeveloped parcel of land remains in the joint venture.

(6) In the second quarter of 2004, the property was purchased by DDR/Macquarie Fund LLC. The Company retained a 14.5% ownership in the property through its ownership of the acquiring joint venture.

(7) In 2004, the Company recognized $3.3 million of previously deferred gain related to the sale of joint venture property at the end of 2003. A portion of the Company’s gain on sale was deferred until certain construction and leasing obligations were achieved.

*** See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP III
Date Formed:	January 1998
Property Name/Location:	City Place - Long Beach, CA

Major Tenants:	Wal-Mart
Ross Dress for Less
Nordstrom Rack
Anna’s Linens
Hometown Buffet
Payless Shoe Source

Partnership Structure
Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% return on equity
Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return on equity

Fees to DDR
Management Fee:	3.50%
Construction Management Fee:	5% of cost of construction (including architectural & engineering and other soft costs)
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$5.4
PREI	16.3
Coventry	0.2

Total Capital	$21.9

Debt	$28.0

Total Debt & Equity	$49.9

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	RVIP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL
Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Chico’s
Century Theater

Partnership Structure
RVIP IIIB

Equity Contribution:	1% – Coventry Real Estate Partners
24.75% – DDR
74.25% – Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% – Coventry Real Estate Partners
24.75% – DDR
74.25% – Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR

Management Fee:	3.5%
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDRC	$4.5
Prudential	13.3
Coventry	1.2

Total Capital	$19.0

Debt	$55.4

Total Debt & Equity	$74.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	The joint venture consists of the following four properties:

	Ten Quivira Plaza - Shawnee, KS		Devonshire Village - Olathe, KS
	Cherokee North - Overland Park, KS		Brywood Center - Kansas City, MO

Major Tenants:	Price Chopper Big Lots Dollar General Sherwin Williams Eckerd Drug Hollywood Video	La Petite Academy Osco Drug Deal$ Westlake Hardware

Partnership Structure
Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR)
once limited partners have received a 10% preferred return
and return of equity

Fees to DDR
Management Fee:	3.50%
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)

Capital Structure (in millions)

DDR	$2.8
PREI	8.4
Coventry	0.1

Total Capital	$11.3

Debt	$18.4

Total Debt & Equity	$29.7

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following seven properties:

San Ysidro Village – San Ysidro, CA	Downtown Pleasant Hill – Pleasant Hill, CA
Olympiad Plaza – Mission Viejo, CA	Richmond City Center – Richmond, CA
Plaza at Puente Hills – City of Industry, CA	Puget Park Shopping Center – Everett, WA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Office Depot	Michael’s
	Century Theater	Staples
	Ross Stores	Albertson’s
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	K-Mart
	T.J. Maxx	Kroger
	Cinemark	Marshalls

Partnership Structure

Equity Contribution:	1% - Coventry Real Estate Partners
20% - DDR
79% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
20% - DDR
79% - Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (79% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.20%
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee:	.63% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)

DDR	$11.9
PREI	46.5
Coventry	2.9

Total Capital	$61.3

Debt	$128.7

Total Debt & Equity	$190.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	RVIP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@TECH.RIDGE - Austin, TX
Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Ultimate Electronics
	PetsMart	Office Depot
Ross Dress for Less

Partnership Structure
RVIP VIII

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5%
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10 (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet

Capital Structure (in millions)

DDRC	$2.3
Prudential	7.0
Coventry	(0.2)

Total Capital	$9.1

Debt	$23.6

Total Debt & Equity	$32.7

*	Fees shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center - Ahwatukee, AZ		Maple Grove Crossing - Maple Grove, MN
	Arrowhead Crossing - Phoenix, AZ		Tanasbourne Town Center - Portland, OR
	Eagan Promenade - Eagan, MN		Eastchase Market - Fort Worth, TX

Major Tenants:	AMC Theatre	Gander Mountain	Oshman’s Sporting Goods
	Ashley Homestores	Haggan’s	Petco
	Babies ‘R Us	Kohl’s Department	Petsmart
	Barnes & Noble	Linens ‘N Things	Pier One
	Bassett Furniture	Mac Frugal’s	Ross Dress for Less
	Bed Bath & Beyond	Mervyn’s (not owned)	Staples
	Byerly’s	Michael’s	Stein Mart
	Circuit City	Nordstrom Rack (not owned)	Target (not owned)
	Comp USA	Office Depot	TJ Maxx
	Cub Foods (not owned)	Office Depot (not owned)	Toys ‘R Us (not owned)
	Ethan Allen (not owned)	OfficeMax	United Artists Theatre
	Famous Footwear	Old Navy

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$35.7
DRA Advisors	35.7

Total Capital	$71.4

Debt	$156.0

Total Debt & Equity	$227.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Seven, L.P.
Date Formed:	October, 1999
Property Name/Location:	Ahwatukee Foothills Towne Center (Phase IV) - Phoenix, AZ
Major Tenants:	Best Buy
JoAnn, Etc.

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$2.4
DRA Advisors	2.4

Total Capital	$4.8

Debt	$9.9

Total Debt & Equity	$14.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center - Phoenix, AZ
Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$4.05
DRA Advisors	4.05

Total Capital	$8.1

Debt	$17.6

Total Debt & Equity	$25.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer - Kildeer, IL
Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy

Partnership Structure
Equity Contribution:	10% - DDR
90% - DRA Advisors

Cash Flow Distribution:	10% - DDR
90% - DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$1.0
DRA Advisors	9.2

Total Capital	$10.2

Debt	$19.5

Total Debt & Equity	$29.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center - Columbus, OH
Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% - DDR
50% - Casto Properties

Cash Flow Distribution:	50% - DDR
50% - Casto Properties
Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$0.05
Casto Properties	0.05

Total Capital	$0.1

Debt	$18.7

Total Debt & Equity	$18.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center - Columbus, OH
Major Tenants:	Babies ‘R Us
Big Bear
Michael’s
Rhodes Furniture
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% - DDR
20.55% - Casto Properties

Cash Flow Distribution:	79.45% - DDR
20.55% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$—
Casto Properties	—

Total Capital	$—

Debt	$21.3

Total Debt & Equity	$21.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Continental Sawmill Limited Partnership
Date Formed:	February, 1998
Property Name/Location:	Dublin Village Center - Columbus, OH
Major Tenant:	AMC Theatre

Partnership Structure
Equity Contribution:	80.012% - DDR
19.988% - Casto Properties

Cash Flow Distribution:	80.012% - DDR
19.988% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$13.8
Casto Properties	3.4

Total Capital	$17.2

Debt	$—

Total Debt & Equity	$17.2

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons - Macedonia, Ohio
Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% - DDR
50% - The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% - DDR
50% - The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$5.65
The State Teachers Retirement Board	5.65

Total Capital	$11.3

Debt	$10.9

Total Debt & Equity	$22.2

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD
Major Tenants:	Rugged Warehouse
Dress Barn

Partnership Structure
Ownership Percentage:	50% - DDR
50% - PDK Commons Phase III L.C.

Cash Flow Distribution:	50% - DDR
50% - PDK Commons Phase III L.C.

Fees to DDR
Management Fee:	4%
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$0.12
PDK Salisbury LLC	0.12

Total Capital	$0.2

Debt	$1.8

Total Debt & Equity	$2.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway - Phoenix, AZ
Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% - DDR
33% - Churchill Family Trust

Cash Flow Distribution:	67% - DDR
33% - Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 - 10,000 square feet
$2.50 per square foot for spaces 10,000 - 25,000 square feet
$2.00 per square foot for spaces 25,000 - 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)

DDR	$4.68
Churchill Family Trust	2.31

Total Capital	$7.0

Debt	$17.4

Total Debt & Equity	$24.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado - Pasadena, CA
Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Loehmann’s
Macy’s
Pacific Theaters

Partnership Structure
Equity Contribution:	25% - DDR
75% - Lehman Brothers

Cash Flow Distribution:	25% - DDR
75% - Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$7.2
Lehman Brothers	21.6

Total Capital	$28.8

Debt	$85.0

Total Debt & Equity	$113.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of 67 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc.. The Joint Venture also owns designation rights to 4 assets for which it has not obtained final title through the bankruptcy court. These assets are in the process of being designated to the Joint Venture. In total, these properties are located in 26 states across the United States.

Partnership Structure
Equity Contribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	.75% of gross sales price for all sales to retail purchasers
.25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)
DDR	$23.5
Klaff	11.7
Lubert-Adler	58.6
Random Properties Acquisition Corp. I	1.4

Total Capital	$95.2	(1)

Payable to DDR	$0.30

Existing Debt	$67.3

Debt to be Assumed	$1.8	(2)

Total Debt & Equity	$164.6

(1)	Total capital includes member equity loans to the joint venture of $55.7 million as of September 30, 2004, of which DDR’s proportionate share is $13.7 million.

(2)	Represents the maximum amount of debt that could be assumed by the Joint Venture concurrent with the designation of the final 4 undesignated properties.

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO
Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$

Partnership Structure
Equity Contribution:	50% - DDR
50% - The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% - DDR
50% - The Sansone Group

Fees to DDR
Management Fee:	1.50%
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)

DDRC	$(0.08)
The Sansone Group	(0.08)

Total Capital (1)	$(0.2)

Payable to DDR	$3.1

Debt	$2.8

Total Debt & Equity	$5.7

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Joint Venture Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza – Richmond, CA	Highland Grove Shopping Center– Highland, IN
	Derby Square – Grove City, OH	Springfield Commons Shopping Center – Toledo, OH
	Oviedo Park – Oviedo, FL	Apple Blossom Corners – Winchester, VA
North Pointe Plaza – Tampa, FL

Major Tenants:	Babies R Us (not owned)	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petsmart
	Circuit City	Publix
	Gander Mountain	Ross Dress for Less
	Jewel (not owned)	Target (not owned)
	Kohl’s	T.J. Maxx
	Linens ‘N Things	Wal-mart (not owned)
Lowe’s (not owned)

Partnership Structure
Equity Contribution:	80% - Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% - DDR

Cash Flow Distribution:	80% - Markaz
20% - DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$11.34
Markaz	45.35

Total Capital	$56.7

Payable to DDR	$0.8

Debt	$110.0

Total Debt & Equity	$167.5

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Kansas City, MO
Major Tenants:	Target (not owned)
Dilliards
Pier One
TJ Maxx
AMC Theater
24 Hour Fitness
Dick's

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	3% of gross income for stabilized property (95% leased)
4% of gross income for unstabilized property

Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)

Capital Structure (in millions)

Coventry II Fund	$14.0
DDR	3.5

Total Capital	$17.5

Debt	$31.5

Total Debt & Equity	$49.0

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall - Kirkland, WA
Major Tenants:	Guitar Center
Trader Joe’s
Big 5 Sporting Goods
Totem Lake Theater
Rite Aid
Ross Dress For Less
Famous Footwear
CompUSA

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

Coventry II Fund	$9.2
DDR	2.2

Total Capital	$11.4

Debt	$26.0

Total Debt & Equity	$37.4

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall - Phoenix, AZ
Major Tenants:	Wal-Mart
Costco
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

Coventry II Fund	$5.9
DDR	1.5

Total Capital	$7.4

Debt	$41.0

Total Debt & Equity	$48.4

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine month period ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint ventures consist of the following 33 properties:

	Union Consumer Square - Cheektowaga, NY	The Plazas at Great Northern - North Olmsted, OH
	Walden Consumer Square - Cheektowaga, NY	Riverdale Village - Coon Rapids, MI
	Dick’s Plaza - Cheektowaga, NY	Midway Marketplace - St Paul, MI
	Walden Place - Cheektowaga, NY	River Hills Shopping Center - Asheville, NC
	Borders Books - Cheektowaga, NY	Township Marketplace - Monaca, PA
	Eastgate Plaza- Clarence, NY	The Marketplace - Nashville, TN
	Premier Place - Clarence, NY	BJ’s Batavia - Batavia, NY
	Regal Cinemas - Clarence, NY	Tops Plaza - Batavia, NY
	Jo-Ann Plaza - Clarence, NY	Batavia Commons - Batavia, NY
	Barnes & Noble - Clarence, NY	Towne Center - Murfreesboro, TN
	New Hartford Consumer Square - Utica, NY	Perimeter Pointe - Atlanta, GA
	Merriam Town Center - Merriam, KS	Woodfield Village Green - Schaumburg, IL
	Spring Creek Center - Fayetteville, AR	Fairfax Towne Center - Fairfax, VA
	Steele Crossing - Fayetteville, AR	Belden Park Crossings - Canton, OH
	Carillon Place - Naples, FL	Independence Commons - Independence, MO
	Town Center Prado - Marietta, GA	Erie Marketplace - Erie, PA
Shopper’s World - Framingham, MA

Major Tenants:	AMC Theatres	Home Depot	Regal Cinemas w/ IMAX
	Babies ‘R Us	General Cinema	Ross Dress for Less
	Barnes & Noble	Goody’s	Safeway
	Bed Bath & Beyond	JCPenny	Sam’s Club
	Best Buy	Jordan Marsh/Federated	Shop ‘n Save
	BJ’s Wholesale Club	Kohl’s	Sports Authority
	Bobs	L.A. Fitness Sports Clubs	Stein Mart
	Books-A-Million	Linens ‘N Things	Target
	Borders Books	Lowe’s	TJ Maxx
	Carmike Cinemas	Marc’s	Tower Records
	Cinemark Theaters	Marshalls	Toys ‘R Us
	Circuit City	Media Play	Ulta Salon
	Container Store	Michael’s	United Artists Theatre
	Costco (not owned)	Nordstrom Rack	Winn Dixie
	Crunch Fitness	Off 5th	Jo-Ann Stores
	Dick’s Sporting Goods	Office Depot	Old Navy (Gap, Inc.)
	Dollar Tree	OfficeMax	Wal-Mart
	DSW Shoe Warehouse	PetsMart
	Hen House	Publix

Partnership Structure
Equity Contribution:	14.5% - DDR	Cash Flow Distribution:	14.5% - DDR
	2.75% - Macquarie Bank Limited (“MBL”)		2.75% - MBL
	82.75% - Macquarie DDR Trust (“MDT”)		82.75% - MDT

Promote:	Quarterly Base and Performance special income allocations to DDR and MBL

Joint Venture Partnership Summaries 4.2

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Sponsor’s Fee	.5% of MDT’s interest in US LLC assets payable upon the Australian initial public offering
Acquisition Fees	Up to 1.0% gross asset value
Disposition Fee	Market rate up to 1%
Debt Placement Fee	Up to 50bp of the total amount of long term financing
Due Diligence Fee	12.5bp of MDT’s prorata interest in the purchase price of the acquisition

Capital Structure (in millions)

DDR	$87.7
MBL	16.6
MDT	500.6

Total Capital	$604.9

Payable to DDR	$1.5

Debt	$686.9

Total Debt & Equity	$1,293.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC / DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace, San Antonio, TX
Major Tenants:	Target (not owned)
Lowe’s
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure
DDR DB 151 Ventures LP

Ownership Percentage:	50% - Coventry II DDR Westover LLC
50% - ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% - Coventry II DDR Westover LLC
50% - ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% - Coventry II Fund*
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund*
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$6.1
DDR	1.5

Total Capital	$7.6

Debt	$1.3

Total Debt & Equity	$8.9

*DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

** Fee shall not be paid with respect to the initial leasing or development.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Joint Venture Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Nine Month Period Ended September 30, 2004

	Nine Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,		December 31,		December 31,
	2004		2003		2002		2001		2000
Acquisitions/Transfers	$621.6	(2)	$1,221.7	(4)	$53.0		$213.1		$91.2	(9)
Completed Expansions	10.3		9.7		9.0		2.3		6.2
Developments & Construction in Progress	21.0		120.1		48.6		103.7		114.7
Tenant Improvements & Building Renovations (1)	0.2		0.6		1.6		4.9		1.9
Other Real Estate Investments	0.0		0.0		161.8	(6)	0.0		0.0
Minority Equity Investment in AIP	0.0		0.0		0.0		(135.0	) (8)	(2.2)

	$653.1		$1,352.1		$274.0		$189.0		$211.8
Less: Real Estate Sales and Dispositions	($254.2	) (3)	($781.5	) (5)	($361.4	) (7)	($16.9)		($115.9	) (10)

Joint Venture Totals (Millions)	$398.9		$570.6		($87.4)		$172.1		$95.9

(1) The Company estimates recurring capital expenditures, including tenant improvements, of $.7 million associated with its joint venture portfolio during 2004.

(2) In addition to the attached schedule of joint venture acquisitions this balance includes $7.9 for the purchase of Poag & McEwen’s interest in RVIP IIIB and the $3.0 million earnout for an outparcel in Kildeer, IL.

(3) In addition to the sales listed in the disposition section which had an aggregate cost of $97.3 this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shoppings centers which had an aggregate cost of $107.3 million and $49.6 million of adjustments due to GAAP presentation including FIN 46.

(4) Balance includes the $87.7 million of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO.

(5) In addition to the assets sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(6) Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(7) Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(8) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

(9) Includes transfers from DDR to joint ventures in the aggregate amount of $39.6 million relating to a development project in San Antonio, TX, a transfer of a Phoenix, AZ property, and the outparcel land at Round Rock, TX.

(10) Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavillion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Joint Venture Acquistions
for the Nine Month Period Ended September 30, 2004

				DDR’s	Joint
		Cost	Acquistion	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner
Kirkland, WA	290,708	$37.0	1/21/2004	20.00%	Coventry II
Phoenix, AZ	1,134,062	$45.6	3/3/2004	20.00%	Coventry II
Macquarie DDR Trust	4,040,427	$528.1 (1)	5/14/2004	14.50%	Macquarie Bank Limited

Total	5,465,197	$610.7

(1)	Approximately $299.6 million was acquired from Benderson Development Company and approximately $240.8 was acquired from DDR.

Joint Venture Dispositions
for the Nine Month Period Ended September 30, 2004

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Puente Hills, CA	297,998	$33.0	1/8/2004	20.00%	Prudential & Coventry Real Estate Partners
San Antonio, TX	320,345	$58.0	1/22/2004	35.00%	DRA Advisors
Service Merchandise locations	478,004	$14.6	Various	25.00%	Various
Long Beach, CA	85,215	$16.6	9/9/2004	24.75%	Prudential & Coventry Real Estate Partners

Total	1,181,562	$122.2

Joint Venture Acquisitions and Dispositions 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Joint Venture Expansion and Redevelopment Projects
for the Nine Month Period Ended September 30, 2004

	DDR’s	Joint
	Ownership	Venture
	Percentage	Partner	Description
Projects Substantially Complete
Deer Park, IL	24.75%	Prudential Real Estate Investors	Expansion of the existing center to create a 50,000 sf Century Theater (opened 06/04) and to create an additional 23,800 sf of small retail specialty shops and two outparcels.

Total Cost (Millions)	$13.9

Projects in Progress	Percentage
Lancaster, CA	20.00%	Prudential Real Estate Investors	Relocation of the existing Wal-Mart discount store, sale to Wal-Mart for a Supercenter in an area previously occupied by House to Home and Costco. Relocation of existing 99 Cent store and the redemise of the former Wal-Mart discount store for four junior anchors and three outparcels.

Merriam, KS	14.50%	MDT	Expansion of the 7,300 sf outparcel for additional retail tenants

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PetsMart (scheduled to open 3rd quarter 2005) and several mid-size anchors and other retail tenants to be announced.

Total Cost (Millions)	$25.9

Projects to Commence	Percentage
Phoenix, AZ	20.00%	Coventry II	Relocation of several existing tenants to accommodate an anchor tenant, several junior anchors and other retail tenants to be announced.

Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, small shops and restaurants to be announced.

Joint Venture Expansions and Redevelopment 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Joint Venture Development Projects
for the Nine Month Period Ended September 30, 2004

						DDR’s
			DDR’s	Joint	Total	Proportionate	Substantial
	Total		Ownership	Venture	Cost	Cost	Completion
Projects in Progress	GLA		Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants
Jefferson County (St. Louis), MO	330,051	(1)	50.0%	Sansone	$9.7	$4.9	2004	Target, Home Depot,
								Shoe Carnival,
								Deal$, Sally Beauty
San Antonio, TX	294,769		10.0%	David Berndt Interests & Coventry II	$31.2	$3.1	2005	Target, Lowe’s and other junior anchors and retail tenants to be announced.
Projects to Commence Construction
Apex, NC (Phase III)	334,981		80.0%	First Carolina	$52.3	$41.8	2006	To be announced
				Properties
Apex, NC (Phase IV)	287,396	(1)	20.0%	First Carolina	$28.0	$5.6	2006	To be announced
				Properties

Joint Venture Development Totals	1,247,197				$121.2	$55.4

Notes:

(1) Includes square footage which will not be Company owned.

Joint Venture Developments 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Joint Venture Development
Assets Placed in Service as of September 30, 2004

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)
As of December 31, 2003	$4.5	$2.3
1st Quarter 2004	$0.0	$0.0
2nd Quarter 2004	$0.0	$0.0
3rd Quarter 2004	$0.0	$0.0
4th Quarter 2004	$1.5	$0.7
During 2005 and Thereafter	$115.2	$52.4

Total	$121.2	$55.4

Joint Venture Development
Funding Schedule as of September 30, 2004

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of September 30, 2004	$9.4	$6.0	$4.2	$19.6
Projected Net Funding During 2004	5.0	0.0	9.6	14.6
Projected Net Funding Thereafter	2.0	5.6	79.4	87.0

Total	$16.4	$11.6	$93.2	$121.2

Joint Venture Development Delivery and Funding Schedules 5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Joint Venture Debt
as of September 30, 2004

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III
Long Beach, CA	V	28,000		03/07	Libor + 150
RVIP III B
Deer Park, IL	V	55,368		07/06	Libor + 150
RVIP VI	F	18,440	(1)
RVIP VII	V	115,000	(2)	03/07	Libor + 140
	F	13,661	(2)
RVIP VIII	V	23,563		01/06	Libor + 175
DDRA Community Centers Five	F	156,000	(3)	10/05	6.64
DDRA Community Centers Seven
Ahwatukee, AZ (Phase IV)	F	9,859		01/05	8.07
DDRA Community Centers Eight
Deer Valley, AZ	F	17,610		09/10	8.01
DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.64
Lennox Town Center Limited
Columbus, OH	F	18,702		07/22	8.11
Sun Center Limited	F	6,212		05/11	5.42
Columbus, OH	F	15,073		04/11	8.48
DOTRS LLC
Macedonia, OH	V	10,859		09/06	Libor +100
DDRC PDK Salisbury Phase III LLC
Salisbury, MD	F	1,844		04/06	7.61
KLA/SM LLC	V	37,841		12/04	Libor + 350
	F	12,638		11/13	6.2555
	F	16,778		10/13	6.365
Jefferson County Plaza, LLC
Arnold, MO	V	2,819		05/05	Libor + 175
Paradise Village Gateway
Phoenix, AZ	F	17,425		05/07	7.78
Paseo Colorado Holdings	F	55,000		02/06	5.78
Pasadena, CA	V	30,000		02/06	4.45
DDR Markaz	F	110,000	(4)	06/08	4.129
DDR Ward Parkway	V	31,500		08/06	Libor + 240
Coventry II DDR Totem Lakes	V	26,000		07/07	Libor + 215

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Joint Venture Debt
as of September 30, 2004 (continued)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
Coventry II DDR Phoenix Spectrum	V	41,000		07/06	Libor + 275
Coventry II DDR Westover Marketplace	V	1,313		07/07	Libor + 195
DDR Maquarie
CRRV Perimeter One & Two	V	26,000		02/06	Libor + 180
	V	8,000		02/06	Libor + 775
	V	8,000		02/06	Libor + 425
$100 Million Revolving Credit Facility	F	9,100	(5)	11/05	4.913
Bank One	V	53,015	(5)	11/05	Libor + 137.5
Secured Financing	F	290,500	(6)	11/08	4.225
	F	165,250	(7)	06/09	4.180
	F	20,000	(7)	06/07	4.210
	V	29,750	(7)	06/07	Libor + 84
BJ’s Clarence	F	5,064		03/22	7.070
JoAnn Transit	F	3,677		08/13	6.250
New Hartford Consumer Square	F	38,564		11/18	5.750
Merriam Town Center	V	30,000		06/05	Libor + 205
		$1,578,924

Notes:

(1)	Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.16% and maturity dates ranging from October 2007 to November 2007.

(2)	Encumbers seven shopping center properties located in California and Washington with mortgage interest rates ranging from LIBOR+140 to 9.5% and maturity dates ranging from March 2007 to March 2020.

(3)	Encumbers six shopping center properties as follows:

Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR	Fort Worth, TX

(4)	Encumbers seven shopping center properties as follows:

Oviedo, FL	Tampa, FL	Grove City, OH
Richmond, CA	Highland, IN	Toledo, OH
Winchester, VA

(5)	Encumbers three shopping center properties as follows:

Canton, OH	St. Paul, MN	North Olmsted, OH

(6)	Encumbers seven shopping center properties as follows:

Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(7)	Encumbers ten shopping center properties as follows:

Clarence, NY	Monaca, PA	Nashville, TN
Cheektowaga, NY	Erie, PA	Coon Rapids, MN
Batavia, NY	Murfreesboro, TN	Ashville, NC
Fayetteville, AR

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Pro Rata Joint Venture Debt
as of September 30, 2004

	DDR’s	DDR’s
	Pro Rata	Pro Rata
Joint Venture	Interest	Debt (000’s)
RVIP III Long Beach	25.54%	$7,151
RVIP III B	25.54%	14,141
RVIP VI	25.54%	4,710
RVIP VII	20.79%	26,749
RVIP VIII	25.54%	6,018
DDRA Comm Ctr Five	50.00%	78,000
DDRA Comm Ctr Seven	50.00%	4,929
DDRA Comm Ctr Eight	50.00%	8,805
DDRA Kildeer, LLC	10.00%	1,950
Lennox Town Center	50.00%	9,351
Sun Center	79.45%	16,911
DOTRS LLC	50.00%	5,429
DDRC PDK Salisbury	50.00%	922
KLA/SM LLC	24.63%	16,565
Jefferson County Plaza	50.00%	1,410
Paradise Village Gateway	67.00%	11,675
Paseo Colorado Holdings	25.00%	21,250
DDR Markaz	20.00%	22,000
DDR Ward Parkway	20.00%	6,300
Coventry II DDR Totem Lakes	20.00%	5,200
Coventry II DDR Phoenix Spectrum	20.00%	8,200
Coventry II DDR Westover Marketplace	10.00%	131
DDR Maquarie	14.49%	99,535

Total		$377,332

Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Summary of Joint Venture Mortgage Principal Payments
as of September 30, 2004

JOINT VENTURE	2004 Payments	2005 Payments	2006 Payments	2007 Payments	2008 Payments	2009 Payments
RVIP III (Long Beach, CA)				28,000
RVIP III B (Deer Park)			55,368
RVIP VI	269	293	317	17,761
RVIP VII	304	437	476	122,202	253	278
RVIP VIII			23,563
DDRA Community Centers Five		156,000
DDRA Community Centers Seven	89	9,836
DDRA Community Centers Eight	166	184	200	217	231	255
DDRA Kildeer, LLC (Kildeer, IL)				19,500
Lennox Town Center Limited	459	498	540	585	635	688
Sun Center Limited
Principal Mutual Life Ins Co	406	442	480	523	569	619
W. Lyman Case & Co	40	84	88	93	98	104
DOTRS LLC
National City Bank	428	453	10,285
DDRC PDK Salisbury Phase III			1,848
KLA/SM LLC	37,735
Jefferson County Plaza LLC		2,288
Paradise Village Gateway	276	298	323	16,733
Paseo Colorado Holdings			85,000
DDR Markaz					110,000
DDR Ward Parkway			31,500
Coventry II DDR Totem Lakes				26,000
Coventry II DDR Phoenix Spectrum			41,000
Coventry II DDR Westover Marketplace				1,313
DDR Macquarie
CRRV Perimeter One & Two			42,000
Bank One $100M Revolver		62,115
Secured Financing				49,750	290,500	165,250
BJ’s Clarence	85	155	166	178	191	205
JoAnn Transit	179	323	344	366	390	415
New Hartford Consumer Square	1,027	1,842	1,951	2,066	2,188	2,317
Merriam Town Center		30,000
Payments through 9/30/04	-1,928

Total - Debt	39,535	265,248	295,448	285,288	405,054	170,130

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURE	2010 Payments	2011 Payments	2012 Payments	2013 Payments	Thereafter	Total
RVIP III (Long Beach, CA)						28,000
RVIP III B (Deer Park)						55,368
RVIP VI						18,640
RVIP VII	305	336	369	407	3,455	128,822
RVIP VIII						23,563
DDRA Community Centers Five						156,000
DDRA Community Centers Seven						9,925
DDRA Community Centers Eight	16,479					17,732
DDRA Kildeer, LLC (Kildeer, IL)						19,500
Lennox Town Center Limited	746	809	877	950	12,256	19,043
Sun Center Limited
Principal Mutual Life Ins Co	674	11,594				15,306
W. Lyman Case & Co	110	5,684				6,300
DOTRS LLC
National City Bank						11,165
DDRC PDK Salisbury Phase III						1,848
KLA/SM LLC				29,521		67,256
Jefferson County Plaza LLC						2,288
Paradise Village Gateway						17,630
Paseo Colorado Holdings						85,000
DDR Markaz						110,000
DDR Ward Parkway						31,500
Coventry II DDR Totem Lakes						26,000
Coventry II DDR Phoenix Spectrum						41,000
Coventry II DDR Westover Marketplace						1,313
DDR Macquarie
CRRV Perimeter One & Two						42,000
Bank One $100M Revolver						62,115
Secured Financing						505,500
BJ’s Clarence	220	236	253	272	3,151	5,112
JoAnn Transit	441	470	500	351		3,779
New Hartford Consumer Square	2,454	2,599	2,752	2,915	17,036	39,147
Merriam Town Center						30,000
Payments through 9/30/04						-1,928

Total - Debt	21,429	21,727	4,751	34,415	35,898	1,578,924

Summary of Joint Venture Mortage Principal Payments 5.5

Lease Expirations by Year[1][2]

Anchor
Small Shop
15%
10%
5%
0%
% Total Base Rents by Class
2005
2006
2007
2008
2009

(1) Does not include Service Merchandise or development properties.

(2) Options not included.

2005 2006 2007 2008 2009 Anchor 0.017 0.02 0.032 0.035 0.057 Small Shop 0.054 0.068 0.077 0.076 0.092 Lease Expirations by Year(1)(2) (1) Does not include Service Merchandise or development properties. (2) Options not included. % Total Base Rents by Class

2005 31 $6.5 $5.99 807 $30.2 $12.65 2006 36 $7.8 $6.06 867 $39.0 $14.41 2007 48 $12.1 $6.24 859 $40.7 $14.66 2008 53 $13.5 $6.54 699 $38.5 $14.66 2009 73 $22.0 $7.30 658 $41.0 $13.37 2010 82 $25.6 $8.01 251 $19.5 $15.06 2011 99 $38.0 $9.59 222 $23.1 $19.20 2012 92 $33.2 $8.96 163 $17.0 $20.23 2013 76 $27.8 $8.74 150 $13.7 $17.06 2014 85 $32.9 $9.95 33 $9.4 $15.94 675 $219.3 $8.17 4,709 $272.0 $14.79 969 $383.8 $8.61 5,271 $300.0 $14.74 Year Leases Revenue Average/S.F. Leases Revenue Average/S.F. 2005-2014 Subtotal (1) Does not include Service Merchandise or development properties. Anchor Base Rent Shop Space Base Rent Lease Expirations by Year(1) (Millions) (Millions) Total Rent Roll

Exhibit 99.2

Run Date: 10/18/2004 Time: 12:33:42PM Page 1 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
Alabama

1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994/2003	1994	100.00	423,493	4,470,271	WINN DIXIE STORES #417(2014), RHODES #3029/MARKS FITZGERALD(2004), GOODY’S #165(2009), REGAL CINEMAS, INC.(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009), BOOKS-A-MILLION #181(2010), ROSS STORES #637(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989/1999	1995	100.00	301,074	1,857,857	OFFICE DEPOT #43(2007), DOLLAR TREE #1130(2009), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE MONTGOMERY HIGHWAY	35244	SC	1989	2002	100.00	98,016	1,252,844	MARSHALL’S #411(2006), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979/2004	2003	100.00	85,196	218,697	FRED’S(2009), FOOD WORLD(NOT OWNED)

5	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00	190,127	1,166,584	Lowe’s #0398(2012), Winn-Dixie #409(2013), Goody’s 20921 — #121(2010)

6	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00	40,560	426,948	Goody’s #55(2011), WAL-MART(NOT OWNED)

Arizona

7	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996/1997/1999	1997	50.00	647,904	9,640,185	BASSETT FURNITURE(2010), ASHLEY HOMESTORES(2011), STEIN MART #106(2011), AMC THEATRE(2021), BARNES & NOBLE #2781(2012), BABIES R US #5670(2007), ROSS STORES, INC. #369(2007), OFFICEMAX #743(2012), JO-ANN, ETC. #1917(2010), BEST BUY #177(2014)

8	PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997/2004	2003	67.00	223,243	4,003,291	BED BATH & BEYOND(2011), ROSS(2007), PETSMART #1071(2015), STAPLES #0395(2005), ALBERTSONS-OSCO DRUG(NOT OWNED)

9	PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	50.00	197,009	3,028,105	ROSS STORES #412(2009), OFFICEMAX #739(2013), PETSMART #1333(2014), MICHAEL’S #9922(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

10	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00	346,430	4,067,887	STAPLES #289(2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162 -1(2005), CIRCUIT CITY — #3362-1(2016), OSHMAN’S SPORTING GOODS, #690(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS #427-1(2011), FRY’S(NOT OWNED)

11	PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1703 WEST BETHANY HOME ROAD	85015	SC	1961	2004	20.00	462,509	5,641,281	COSTCO WHOLESALE CORP #665(2020), ROSS DRESS FOR LESS(2013), PETsMART(2044), HARKINS THEATRE(2002), SPECTRUM CINEMAS(2005), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

Arkansas

12	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997/1999/2000/2001	1997	14.50	262,827	2,881,403	T.J. MAXX #159(2005), BEST BUY(2017), GOODY’S #231(2013), OLD NAVY #6169(2005), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

13	FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2003	2003	14.50	50,293	1,268,108	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 2 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
14	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991/2004	1994	100.00	295,013	1,789,718	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014), Michael’s Stores(2014), SPORTS AUTHORITY(2013)

15	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00	272,245	1,661,497	WAL-MART STORES #58(2011), STAGE #301(2010), J.C. PENNEY #351(2012)

California

16	CITY OF INDUSTRY, CA (I)	PLAZA AT PUENTE HILLS 17647-18271 GALE AVENUE	91748	SC	1987	2001	20.00	218,540	3,326,535	Sam Ash Music(2014), OFFICE DEPOT, INC.(2012)

17	LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.00	336,403	3,895,361	WAL-MART #1563(2010), MOVIES 12/ CINEMARK(2017), MARSHALLS #375(2007), CIRCUIT CITY #411(2011), STAPLES #88(2008), COSTCO(NOT OWNED)

18	LONG BEACH, CA	CITY PLACE 95 SOUTH PINE AVE	90802	SC	2002/2003/2004	* 1	24.75	283,129	4,014,641	NORDSTROM, INC.(2012), ROSS STORES, INC(2013), WAL-MART #2949(2022), MRS. FIELDS(2013), ALBERTSON’S/SOLD PROPERTY(NOT OWNED)

19	MISSION VIEJO, CA	OLYMPIAD PLAZA 23002-23072 ALICIA PARKWAY	92691	SC	1989	2001	20.00	45,600	1,346,917

20	OCEANSIDE, CA.	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	* 1	100.00	80,450	1,090,336	REGAL CINEMAS(2014)

21	PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD.	91101	LC	2001	2003	25.00	556,163	11,292,647	GELSON’S MARKET(2021), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.
										JILL(2012), DELMONICOS SEAFOOD(2012), P.F. CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

22	PLEASANT HILL, CA	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	94523	SC	1999/2000	2001	20.00	347,678	6,330,771	ALBERTSON’S(2020), MICHAEL’S #2109(2010), BORDERS BOOK & MUSIC(2015), CENTURY THEATRES, INC(2016), BED,BATH & BEYOND #261(2010), ROSS STORES #449(2010)

23	RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1996/2000	2002	20.00	245,774	3,673,855	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS #375(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT CITY #3374(2017), CENTURY THEATRE(2016)

24	RICHMOND, CA	RICHMOND CITY CENTER MACDONALD AVENUE	94801	SC	1993	2001	20.00	76,692	1,223,467	FOOD 4 LESS/FOODSCO(2013)

25	SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00	123,755	3,795,587	AMC VAN NESS 14 THEATRES(2030), CRUNCH FITNESS INT’L, INC.(2008)

26	SAN YSIDRO, CA	SAN YSIDRO VILLAGE CAMINO DE LA PLAZA	92173	SC	1988/2003	2000	20.00	160,668	2,717,989	ROSS DRESS FOR LESS #672(2014), MARSHALLS #0515(2013), K-MART(NOT OWNED)
Colorado

27	ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	1/2	100.00	19,875	113,445	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 3 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
28	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2003	2003	100.00	127,643	2,377,235	BED BATH & BEYOND #436(2012), OFFICE DEPOT #2184(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

29	BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.00	245,217	5,247,757	Best Buy(2016), Office Depot(2016), Nordstrom(2011), Linen’s ‘N Things(2017), GREAT INDOORS(NOT OWNED)

30	DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00	174,780	1,682,714

31	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997/2002	1997	100.00	408,337	6,134,694	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007), TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E.
										HOLDINGS, INC.(2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

32	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00	244,383	3,632,787	Linens N Things #119(2013), Pier One Imports(2014), Officemax #416(2012), King Soopers/Krogers(2047)

33	FORT COLLINS, CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	1	2003	100.00	18,988	362,490	WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

34	LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	* 1	100.00	247,504	7,063,372	COLDWATER CREEK(2011), TALBOTS(2012), ANN TAYLOR(2012), J. CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J. JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHIERS(2012), BUCA di BEPPO (2013), CHAMPPS(2022)

35	PARKER, CO (FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2003	* 1	100.00	110,209	1,833,111	BED BATH & BEYOND #605(2014), GART SPORTS(2014), MICHAEL’S #3751(2013), KOHL’S(NOT OWNED)

36	PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2003	2003	100.00	77,787	1,417,719	Office Depot #2165(2016), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

Connecticut

37	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999/2001	* 1	100.00	419,271	5,830,772	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), DICK’S SPORTING GOODS(2020), A.C. MOORE(2014), OLD NAVY #6187(2011),
										LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), PLAINVILLE
										THEATRE(NOT OWNED), LOEW’S THEATRE(NOT OWNED)

38	WATERBURY, CT	KMART PLAZA 899 WOLCOTT STREET	06705	SC	1973	1/2	100.00	124,310	417,500	K MART #3152(2003), JO-ANN STORES #0254(2010)

Florida

39	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985/2003	1/2	100.00	209,720	1,324,978	PUBLIX SUPER MARKETS #295(2005), BEALL’S #11(2014), T.J. MAXX #794(2010)

40	BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972/1997/2003	* 2	100.00	161,900	634,313	K MART #4311(2007), KANE FURNITURE(NOT OWNED)

41	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	100.00	148,267	2,000,904	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix Super Markets #663(2019), BABIES R US(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 4 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
42	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997/2004	2003	100.00	113,986	1,475,728	Linens ‘N Things #496(2014), Sports Authority #213(2018), PETSMART(2020), LOWE’S(NOT OWNED)

43	CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986/2001	1/2	100.00	160,135	880,063	BEALL’S #38 -4(2012), BEALL’S OUTLET #191(2006), SCOTTY’S #130(2008)

44	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00	76,087	924,785	TJMF, Inc.(2004), Marshalls of MA, Inc.(2010)

45	FERN PARK, FL	FERN PARK SHOPPING CENTER 6735 US #17-92 SOUTH	32720	SC	1970	1/2	100.00	16,000	136,600

46	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00	29,827	436,222	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

47	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00	219,735	1,238,569	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

48	JACKSONVILLE, FL(ARLINGTON RD	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	32211	SC	1990/1999	2004	100.00	182,098	973,583	Food Lion #833(2010)

49	LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	33803	SC	1990	2004	100.00	102,572	792,919	Winn-Dixie #631(2017)

50	MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	1/2	100.00	63,894	260,468	BEALL’S #54 -4(2005), WAL-MART(NOT OWNED)

51	MELBOURNE, FL	MELBOURNE SHOPPING CENTER 750-850 APOLLO BOULEVARD	32935	SC	1978	1/2	100.00	41,733	151,313

52	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	14.50	267,808	3,133,164	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2010), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

53	OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00	101,438	606,240	Sports Authority(2012), Winn-Dixie #2284(2004)

54	ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BOULEVARD	32065	SC	1993/2000	2004	100.00	73,081	670,696	Beall’s Dept Store #47(2009), ALBERTSON’S(NOT OWNED)

55	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00	234,045	1,693,851	BEALL’S #60(2018), PUBLIX SUPER MARKETS #446(2013)

56	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	* 1	20.00	186,212	1,908,303	OFFICEMAX #531(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS #663(2011), LOWE’S(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 5 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)

57	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00	52,395	881,577	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

58	PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988/1997/1999	1/2	100.00	17,150	202,240	WALMART(NOT OWNED)

59	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988/1997	1/2	100.00	188,924	1,458,283	BEALL’S #28(2006), ROSS DRESS FOR LESS #659(2014), WALMART(NOT OWNED)

60	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994/2004	2003	100.00	53,883	322,208	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)

61	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	1/2	20.00	104,460	1,173,700	PUBLIX SUPER MARKETS #398(2010), WALMART(NOT OWNED)

62	TAMPA, FL (HORIZON PARK)	HORIZON PARK SHOPPING CENTER 3908 WEST HILLSBOROUGH HIGHWAY	33614	SC	1987/2003	2004	100.00	218,736	1,783,209	Home Depot #237(2009), Staples the Office Superstore(2004), Pearl Artist & Craft Supply(2007)

63	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	1/2	100.00	134,366	1,077,551	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE #1745(2010), WALMART(NOT OWNED)

64	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974/1998	1/2	100.00	198,797	1,395,318	K MART #3257-2(2009), BIG LOTS #564(2007), STAPLES #882 SUPERSTORE(2013)

65	WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	1/2	100.00	135,421	883,042	BEALL’S OUTLET#430(2013), PUBLIX SUPER MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), WALMART(NOT OWNED)

Georgia

66	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00	24,000	326,652	WAL MART(NOT OWNED)

67	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00	99,025	1,081,730	OFFICE DEPOT #076-2(2005), WAL-MART(NOT OWNED)

68	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995/2002	1995	14.50	343,155	5,289,605	STEIN MART #092(2010), BABIES R US, #8892(2007), SPORTS AUTHORITY(2012),
L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPOT #434(2012), ST. JOSEPH’S HOSPITAL/
										ATLANTA(2006), UNITED ARTISTS THEATRE #33272(2015)

69	CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.00	127,853	901,610	Staples #796(2014), Ingles # 96(2019)

70	CANTON, GA (RIVERPOINTE)	RIVER POINTE 1550-1558 RIVERSTONE PARKWAY	30114	SC	1996	2003	100.00	39,000	542,362	WALMART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 6 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
71	CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.00	112,240	868,512	Ross Dress For Less(2013), Ingles #76(2019)

72	CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00	175,969	1,262,324	Save Rite #2718(2006)

73	COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00	119,786	1,114,073	Goody’s #296(2011), Petsmart #0294(2015), Michael’s #9929(2009), TARGET(NOT OWNED)

74	CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997/1999	2003	100.00	308,557	3,670,330	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

75	CUMMING, GA (PINETREE)	PINETREE VILLAGE 2350 ATLANTA HIGHWAY	30040	SC	1999	2003	100.00	27,600	501,153

76	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00	86,158	1,321,415	Best Buy(2015), Babies R Us(2006), LOWES(NOT OWNED)

77	FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.00	176,903	461,120	K Mart #3083(2007)

78	GRIFFIN, GA	ELLIS CROSSING 649-687 NORTH EXPRESSWAY	30223	SC	1986	2003	100.00	64,770	243,500	Winn-Dixie #1811(2006), WAL MART(NOT OWNED)

79	LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00	75,622	471,905	Food Lion #890(2019)

80	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	100.00	89,064	959,893	Winn-Dixie (Save-Rite) #2735(2010)

81	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	2000/2001	2003	100.00	73,950	670,896	Kroger #394(2012)

82	LITHONIA, GA	THE SHOPPES AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2004	2003	100.00	82,175	1,236,200	Best Buy #389(2018), Bed Bath & Beyond #516(2012), TOYS R US(NOT OWNED), SAM’S CLUB(NOT OWNED)

83	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	100.00	91,196	973,328	Kroger #443(2016)

84	MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00	105,849	411,476	Ingles #444 (DARK)(2010), Wal-Mart #1363(2009)

85	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995/2002	1995	14.50	301,297	3,782,561	STEIN MART #141(2007), ROSS DRESS FOR LESS #572(2013), PUBLIX SUPER MARKETS #548(2015), CRUNCH FITNESS INTERNATIONAL(2011)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 7 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants (Lease Expiration)
86	MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	2003	2003	100.00	30,500	688,223	LOWES (NOT OWNED), WALMART (NOT OWNED)

87	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00	156,497	1,306,840	Lowe’s #0033(2015), BELK(NOT OWNED), WALMART(NOT OWNED)

88	PEACHTREE CITY, GA	PEACHTREE CITY MARKETPLACE MARKETPLACE CONNECTOR PEACHTRE	30269	SC	1999	2003	100.00	50,367	619,151	Staples(2015)

89	STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00	162,778	297,806	Ingles #466(2009)

90	STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281	SC	1997	2003	100.00	0	244,145

91	STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00	2,000	42,000

92	SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001/2004	2003	100.00	233,319	2,872,282	Kohl’s #447(2022), Michael’s #1587(2011), Staples #1162(2016), SHOE GALLERY(2014)

93	SUWANEE, GA (NOBLE)	THE VILLAGE AT NOBLE FARMS 1145 PEACHTREE INDUSTRIAL BOUL	30024	SC	1997	2003	100.00	39,546	858,130

94	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998/2003	2003	100.00	130,832	1,301,383	Goody’s #299(2014), Kroger #482(2019), WALMART (NOT OWNED)

95	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00	100,002	776,510	Ingles #407(2056), WALMART (NOT OWNED)

96	WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00	107,941	1,298,058	T.J. Maxx #032(2010), Staples(2016), LOWE’S (NOT OWNED), WALMART (NOT OWNED)

97	WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00	170,940	1,461,459	Wal-Mart #575(2020)

IDAHO

98	IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976/1992/1997	1998	100.00	148,593	717,797	OFFICE MAX #666(2011), WORLD GYM (2008), FRED MEYER, INC. (NOT OWNED)

99	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999/2001/2002/2003/ 2004	* 1	100.00	439,324	5,506,952	BED BATH & BEYOND #333(2011), OLD NAVY #6046(2005), SHOPKO STORES, INC.(2020), OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS #871(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), BABIES R US (NOT OWNED), WALMART (NOT OWNED)

ILLINOIS

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 8 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
100	DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003	100.00	22,775	262,398	WAL MART(NOT OWNED)

101	DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD #303	60010	LC	2000/2004	* 1	24.75	282,482	7,993,822	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), PIER 1 IMPORTS(2012), BANANA REPUBLIC(2010), BOMBAY COMPANY(2011), ABERCROMBIE & FITCH(2005), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J. CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANK CLOTHIERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS (2011), J. JILL (2013)

102	HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994	100.00	167,074	824,093	WAL-MART STORES #237(2011), MAD-PRICER STORE/ROUNDY’S(2011)

103	KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001	10.00	161,030	3,120,938	BED BATH & BEYOND #415(2012), CIRCUIT CITY(2017), OLD NAVY #6574(2006)

104	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974/1998/2000	* 2	100.00	268,328	839,355	SEARS #2181(2013), J.C. PENNEY #1717(2007)

105	ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	60462	SC	1987/1993	2004	100.00	149,498	1,382,359	Home Depot #1906(2012)

106	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993/1998/2002	1995	14.50	458,819	8,442,348	CIRCUIT CITY #3111(2009), OFF 5TH(2011), OFFICEMAX #203(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS #544(2009), NORDSTROM RACK #224(2009), BORDERS BOOKS#61(2009), EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), KLA/SM NEWCO SCHAUMBURG, LLC(NOT OWNED), PRAIRIE ROCK RESTAURANT(NOT
										OWNED)

Indiana

107	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993/1997	* 2	100.00	223,431	1,321,929	K MART #7455(2008), GOODY’S #119 -4(2008), J.C. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

108	CONNERSVILLE, IN	WHITEWATER TRADE CENTER 2100 PARK ROAD	47331	SC	1991	* 2	100.00	141,770	858,083	COX NEW MARKET-4(2011), WAL-MART STORES #1729(2011)

109	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995/2001	1996	20.00	312,546	3,297,225	MARSHALL’S#663-1(2011), KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

110	LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 -4315 COMMERCE DRIVE	47905	SC	2000	2003	100.00	35,100	387,372	WAL MART(NOT OWNED)

Iowa

111	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998	100.00	187,068	1,772,537	T.J. MAXX #119(2010), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

112	OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	MM	1990/1999/2002	1/2	100.00	229,203	1,368,711	HERBERGER’S #326(2020), J.C. PENNEY #2438(2005), GOODY’S(2014), OFFICEMAX #1033(2015), TARGET(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 9 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
Kansas

113	LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	LC	1996/2002	1998	100.00	291,246	6,553,343	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), ABERCROMBIE & FITCH(2009), VICTORIAS SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J. JILL(2013), POTTERY BARN(2009), WILLIAMS-SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS, BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY (2006)

114	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998/2004	* 1	14.50	345,736	4,092,047	OFFICEMAX #924(2013), PETSMART #240(2019), HEN HOUSE #31(2018), MARSHALLS #8716(2008), DICK’S SPORTING GOODS # 119(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

115	OLATHE, KS (DEVONSHIRE)	DEVONSHIRE VILLAGE 127th STREET & MUR-LEN ROAD	66062	SC	1987	1998	24.75	48,802	397,874

116	OVERLAND PARK, KS (CHEROKEE	CHEROKEE NORTH SHOPPING CENTER 8800-8934 W 95th STREET	66212	SC	1987/2002	1998	24.75	60,765	724,081

117	OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001/2004	2003	100.00	11,200	207,606

118	SHAWNEE, KS (QUIVIRA PARCEL)	TEN QUIVIRA PARCEL 63rd ST. & QUIVIRA ROAD	66216	SC	1972	1998	24.75	12,000	206,911

119	SHAWNEE, KS (TEN QUIVIRA)	TEN QUIVIRA SHOPPING CENTER 63rd STREET & QUIVIRA ROAD	66216	SC	1999/2003	1998	24.75	162,843	923,785	PRICE CHOPPER FOODS(2008), WESTLAKE HARDWARE #17(2005)

120	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002	100.00	203,997	2,104,652	OFFICEMAX #31(2007), T.J. MAXX #316(2006), BARNES & NOBLE #2824(2012), KCBB, INC BURLINGTON(NOT OWNED)

Kentucky

121	FLORENCE, KY (TURFWAY)	TURFWAY PLAZA 6825 TURFWAY ROAD	41042	SC	1975/1998	2004	100.00	133,985	845,617	Party Town & Office Depot #176(2006), Big Lots, Inc. #00296 B(2008)

122	FRANKFURT, KY (EASTWOOD)	EASTWOOD SHOPPING CENTER 260 VERSAILLES ROAD	40601	SC	1963/1994	2004	100.00	155,104	578,877	Sears, Roebuck & Co. #2090(2006)

123	HAZARD, KY	GRAND VUE PLAZA KENTUCKY HIGHWAY 80	41701	SC	1978	1/2	100.00	110,610	481,280	WRIGHT LUMBER(2007)

124	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003	100.00	48,920	597,120	Staples #1214(2016), WAL MART(NOT OWNED)

125	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC 1998		2003	100.00	27,643	584,832	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 10 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
126	LOUISVILLE, KY (OUTER LOOP)	OUTER LOOP PLAZA 7505 OUTER LOOP HIGHWAY	40228	SC	1973/1989/1998	2004	100.00	120,477	617,385	Valu Discount, Inc.(2009)

127	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003	100.00	158,041	376,059	Food Lion #1203(2017), BALLARD’S(NOT OWNED)

Maine

128	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997	100.00	301,992	2,513,314	HOYTS CINEMAS #445-02 BRUNSWICK(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2008), T.J. MAXX #114(2010), SEARS #2203(2012)

Maryland

129	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	*1	100.00	98,635	1,351,021	OFFICEMAX #798(2013), MICHAEL’S #9914(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

130	SALISBURY, MD (DEV JV)	THE COMMONS(PHASE III) NORTH POINTE DRIVE	21801	SC	2000	*1	50.00	27,500	243,250

Massachusetts

131	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	*1	100.00	222,287	4,364,862	BED BATH AND BEYOND #310(2011), OLD NAVY #6172(2011), OFFICEMAX # 600(2020), BABIES R US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)

132	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995	14.50	769,276	13,451,495	TOYS R US(2020), JORDON MARSH / FEDERATED(2020), T.J. MAXX#147(2010), BABIES R US #6450(2013), DSW SHOE WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS#612(2011), BOBS # 031(2011), LINENS ‘N THINGS#436(2011), SPORTS AUTHORITY#858(2015), OFFICEMAX #121(2011), BEST BUY#532(2014), BARNES & NOBLE #2645(2011), KOHL’S # 575(2010), GENERAL CINEMA #971(2014)

Michigan

133	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	1993	100.00	63,415	497,908	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

134	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	1994	100.00	95,094	270,272	CARTER’S FOOD CENTER(2004), K MART #9245(2005), KMART(NOT OWNED)

135	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989/2002	1998	100.00	343,502	2,029,414	PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS STORES, INC.(2008), KIDS R US #1167(2013), TOYS R US, INC.(2021), TARGET(NOT OWNED)

136	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991/2004	1993	100.00	190,482	540,933	BUY LOW/ROUNDY’S — 4(2011)

137	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2003	2003	100.00	211,718	2,459,517	Circuit City(2017), Linen ‘N Things #682(2013), Gander Mountain(2016), OFFICE MAX #1243(2013), LOWE’S(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 11 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
138	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981/1999	1/2	100.00	257,863	771,358	J.C. PENNEY #20430(2005), OFFICEMAX #1116(2014)

139	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	1993	100.00	215,047	1,393,655	Elder-Beerman(2011), Dunham’s Sporting Goods(2011), KROGER #633(2012)

140	LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000/2001	2003	100.00	95,369	960,157	Michael’s #1590(2011), Gander Mountain(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

141	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	* 2	100.00	249,680	1,662,924	WAL-MART STORES #1428(2009), TJX(2014), KROGER #889(2011)

142	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993/1998	1994	100.00	270,761	1,683,434	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), OFFICE MAX #731(2013), GLEN’S MARKET(2013)

143	WALKER, MI (ALPINE AVE)	GREEN RIVER SQAURE II 3410 ALPINE AVENUE	49504	SC	1991/1995	2004	100.00	88,133	510,386	Circuit City #3632(2003)

144	WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995	100.00	133,877	1,308,515	T.J. MAXX #160(2005), OFFICE DEPOT #241(2010), TARGET(NOT OWNED), TOYS R US(NOT OWNED)

Minnesota

145	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977/1998	* 2	100.00	297,803	1,496,740	K MART #9204(2007), HERBERGER’S #348(2005), J.C. PENNEY #1091-8(2008)

146	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985/1998	1/2	100.00	260,319	1,916,255	K MART #9525(2004), HERBERGER’S #23(2013), MOVIES 10/WESTGATE MALL/#205(2011)

147	COON RAPIDS, MN	RIVERDALE VILLAGE PERIMETER 12921 RIVERDALE DRIVE	55433	SC	1999/2001/2002/2003	* 1	14.50	364,998	5,244,513	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), OLD NAVY # 5958(2007), SPORTSMEN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED)

148	COON RAPIDS, MN (INNER)	RIVERDALE VILLAGE — INNER 12921 RIVERDALE DRIVE	55433	SC	2003	* 1	14.50	246,743	3,402,206	BORDERS(2023), J.C. PENNEY(2024)

149	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997/2001	1997	50.00	278,211	3,438,963	BYERLY’S(2016), PETSMART #469(2018), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), T.J. MAXX #379(2007), BED BATH & BEYOND #457(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

150	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	1/2	100.00	121,001	645,956	J.C. PENNEY #1076-9 -4(2006), HENNEN’S FURNITURE(NOT OWNED)

151	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995/2002	1996	50.00	265,957	2,837,043	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011), MICHAEL’S STORES, INC. #2752(2012), BED, BATH
										AND BEYOND #456(2012), CUB FOODS(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 12 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)

152	ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997	14.50	324,354	2,647,127	WAL-MART #5437(2022), CUB FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

153	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	1/2	100.00	185,658	522,674	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

Mississippi

154	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003	100.00	457,027	5,131,312	ACADEMY(2015), BED, BATH AND BEYOND #589(2014), ROSS DRESS FOR LESS #712(2015), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN(2019), OFFICE DEPOT #437(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)

155	JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003	100.00	107,780	1,081,709	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

156	JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003	100.00	52,617	331,788	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

157	OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003	100.00	13,200	443,380	KROGER(NOT OWNED)

158	SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003	100.00	55,749	645,777	Staples 1172(2016), HOME DEPOT(NOT OWNED)

159	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1999/2004	1994	100.00	133,691	895,928	J.C. PENNEY #2447(2010), KROGER #381(2042), LOWE’S(NOT OWNED)

160	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994	100.00	348,236	1,933,776	SAM’S WHOLESALE CLUB#6329(2012), GOODY’S #39(2007), WAL-MART STORES #258(2012)

Missouri

161	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	* 1	50.00	34,567	457,364	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

162	FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970/1997	1/2	100.00	93,548	836,579

163	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995/1999	1995	14.50	382,955	4,294,486	KOHL’S DEPARTMENT #230(2016), BED, BATH & BEYOND #107(2012), MARSHALLS #675(2012), RHODES FURNITURE, INC.(2016), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)

164	KANSAS CITY, MO (BRYWOOD)	BRYWOOD CENTER 8600 E. 63rd STREET	64133	SC	1972	1998	24.75	208,234	892,469	BIG LOTS #489(2009), PRICE CHOPPER(2009)

165	KANSAS CITY, MO (WARD PARKW	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959/2004	2003	20.00	269,629	4,485,116	AMC Theaters(2011), Stein Mart #030(2004), T.J. Maxx(2013), Dick’s(2016), 24 Hour Fitness(2023), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 13 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
166	SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998	100.00	56,033	486,741	TOYS R US #9512(2013)

167	ST. JOHN, MO	ST. JOHN CROSSINGS 9000-9070 ST. CHARLES ROCK ROA	63114	SC	2003	2003	100.00	89,313	890,925	Shop ‘N Save(2022)

168	ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998	100.00	415,435	5,302,497	BED BATH AND BEYOND #460(2012), MARSHALLS OF SUNSET HILLS(2012), HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011), TOYS R US #9565(2013), COMPUSA COMPUTER SUPER #1012(2013)

169	ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998	100.00	52,842	465,794	SENSIBLE CINEMAS, INC(2006), SAM’S(NOT OWNED)

170	ST.LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	63109	SC	2004	1998	100.00	42,308	471,058	OFFICE MAX(2014)

171	ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998	100.00	299,584	3,757,294	TARGET #1102(2023), BED BATH & BEYOND #219(2009), PETSMART #255(2014), SPORTS AUTHORITY(2013)

172	ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998	100.00	110,992	611,499	K MART #7543(2008)

173	ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998	100.00	92,372	1,447,761	T.J. MAXX #329(2006)

Nevada

174	LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	*1	100.00	24,032	428,856

175	RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.00	52,474	32,647	CENTURY THEATRE, INC.(2014)

New Jersey

176	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2004	2003	100.00	396,389	6,389,618	Kohl’s #469(2023), Linens ‘N Things #142(2014), Michael’s(2013), Ross Dress For Less #634(2014), Shop Rite(2028), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

177	MAYS LANDING, NJ (HAMILTON)	HAMILTON COMMONS 4215 BLACK HORSE PIKE	08330	SC	2001	2004	100.00	398,860	5,595,043	Regal Cinemas(2021), Ross Stores #518(2012), Bed, Bath and Beyond, Inc. #38(2017), Marshall’s #377(2012)

178	MAYS LANDING, NJ (WRANGLEBOR	WRANGLEBORO CONSUMER SQUARE 2300 WRANGLEBORO ROAD	08330	SC	1997	2004	100.00	839,446	9,428,608	Best Buy Stores, L.P. #581(2017), Kohl’s Stores #279(2018), Staples #784(2012), Babies R Us #6373(2013), BJ’s Wholesale Club #74(2016), Dick’s Sporting Goods, Inc #85(2013), Seamans Furniture(2012), Linens ‘N Things #148(2012), Michaels #9832(2008), Target Stores #T-1109A(2023), Petsmart #576(2013), Borders #193(2017)

179	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	42071	SC	1995	1997	100.00	211,807	3,806,990	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), WAL-MART(NOT OWNED), SAM’S(NOT OWNED), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 14 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)

180	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	42071	SC	1999/2004	* 1	100.00	202,622	3,979,250	DICK’S SPORTING GOOD #105(2015), MICHAEL’S(2009), KOHL’S #294(2019), WEGMAN’S MARKET(NOT OWNED)

181	WEST LONG BRANCH, NJ(MONMO	CONSUMER CENTRE 310 STATE HIGHWAY #36	07764	SC	1993	2004	100.00	292,999	3,946,493	SportsAuthority #803(2012), Barnes & Noble #1885(2009), PETsMART #0760(2008), Home Depot #0907(2013)

New Mexico

182	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978/1997	1/2	100.00	93,021	587,223	SMITH’S FOOD & DRUG CENTERS497(2007), FURR’S PHARMACY #887-4(2008), BEALL’S #0180(2009)

New York

183	ALDEN, NY (TOPS)	TOPS PLAZA-ALDEN 12775 BROADWAY	14004	SC	1999	2004	100.00	67,992	736,269	Tops Markets #261(2019)

184	AMHERST, NY (BOULEVARD CONS	K MART-AMHERST NIAGARA 1641-1703 NIAGARA FALLS BLVD	14228	SC	1998/2001/2003	2004	100.00	680,287	5,937,403	K Mart #4199(2007), Target Stores #T-1010A(2019), Babies R Us #9282(2015), Barnes & Noble #2958(2014), Best Buy #459(2016), Bed, Bath & Beyond #532(2018), A.C. Moore(2013)

185	AMHERST, NY (BURLINGTON/JOAN	BURLINGTON PLAZA 1551 NIAGARA FALLS BOULEVARD	14228	SC	1978/1982/1990/1998	2004	100.00	199,504	1,909,280	Burlington Coat #62(2004), Jo-Ann Fabrics and Crafts #193(2014)

186	AMHERST, NY (DICKS)	DICK’S SPORTING GOODS-AMHERST 281 MEYER ROAD	14226	SC	1993/2003	2004	100.00	55,745	720,783	Dick’s Sporting Goods, Inc #11(2015)

187	AMHERST, NY (SHERIDAN/HARLEM	SHERIDAN HARLEM PLAZA 4990 HARLEM ROAD	14226	SC	1960/1973/1982/1988/ 2003	2004	100.00	58,413	525,869

188	AMHERST, NY (TOPS-ROBINSON)	TOPS PLAZA (ROBINSON) 3035 NIAGARA FALLS BLVD	14228	SC	1986	2004	100.00	145,192	1,160,549	Tops Markets #207(2010)

189	AMHERST, NY (TOPS-TRANSIT CO	TOPS PLAZA-AMHERST TRANSIT 9660 TRANSIT ROAD	14226	SC	1995/1998	2004	100.00	112,427	1,062,889	Tops Markets (B) #2(2016)

190	AMHERST, NY (UNIVERSITY PLAZ	UNIVERSITY PLAZA 3500 MAIN STREET	14226	SC	1965/1995/2002	2004	100.00	162,879	1,328,666	A.J. Wright #162(2012), Tops Markets #42(2009)

191	ARCADE, NY (TOPS-ARCADE)	TOPS PLAZA-ARCADE ROUTE 39	14009	SC	1995	2004	100.00	65,915	638,354	Tops Markets # 238(2015)

192	AVON, NY (TOPS PLAZA)	TOPS PLAZA-AVON 270 E. MAIN STREET	14414	SC	1997/2002	2004	100.00	62,988	514,756	Tops Markets (B) #4(2017)

193	BATAVIA, NY (BJS)	BJ’s PLAZA 8326 LEWISTON ROAD	14020	SC	1996	2004	14.50	95,846	764,798	BJ’s Wholesale Club #311(2016)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 15 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
194	BATAVIA, NY (COMMONS)	BATAVIA COMMONS 419 WEST MAIN STREET	14020	SC	1990	2004	14.50	49,431	439,235

195	BATAVIA, NY (TOPS PLAZA)	TOPS PLAZA 8351 LEWISTON ROAD	14020	SC	1994	2004	14.50	37,140	385,542	TOPS(NOT OWNED)

196	BIG FLATS, NY (CONSUMER SQUAR	BIG FLATS CONSUMER SQUARE 830 COUNTY ROUTE 64	14814	SC	1993/2001	2004	100.00	641,264	5,860,599	Dick’s Sporting Goods, Inc #25(2008), Wal-Mart #10-1976(2013), Wal-Mart-Sams #6431(2013), Tops Markets #542(2013), Bed, Bath & Beyond #448(2014), Old Navy #06052(2009), Staples #279(2011), Barnes & Noble #2825(2011), TJ Maxx #198(2007), Michaels #2035(2010)

197	BUFFALO, NY (DELAWARE CONSUM	DELAWARE CONSUMER SQUARE 2636-2658 DELAWARE AVENUE	14216	SC	1995	2004	100.00	229,607	2,010,140	Target Stores #T-1013A(2015), A.J. Wright #174(2012), OfficeMax #834(2012)

198	BUFFALO, NY (ELMWOOD)	ELMWOOD REGAL CENTER 1951-2023 ELMWOOD AVENUE	14207	SC	1997	2004	100.00	133,940	1,624,266	Regal Cinema #33341(2017), Office Depot #412(2012)

199	BUFFALO, NY (MARSHALLS)	MARSHALL’S PLAZA 2150 DELAWARE AVENUE	14216	SC	1960/1975/1983/1995	2004	100.00	82,196	842,847	Marshall’s #331(2009)

200	CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS 2015 WALDEN AVENUE	14225	SC	1994	2004	14.50	26,500	609,500	Borders #100(2015)

201	CHEEKTOWAGA, NY (DICKS)	DICK’S PLAZA 3637 UNION ROAD	14225	SC	1979/1982/1997/2003	2004	14.50	174,438	1,269,479	Dick’s Sporting Goods, Inc. #0(2015)

202	CHEEKTOWAGA, NY (THRUWAY P	THRUWAY PLAZA 2195 HARLEM ROAD	14225	SC	1965/1995/1997/2004	2004	100.00	347,202	2,394,258	MovieLand 8 Theatres(2019), Tops Markets #131(2019), Value City Furniture(2009), M & T Bank(2007), Wal-Mart #01-2586(2017), HOME DEPOT(NOT OWNED)

203	CHEEKTOWAGA, NY (TOPS UNIO	TOPS PLAZA-UNION ROAD 3825-3875 UNION ROAD	14225	SC	1978/1989/1995/2004	2004	100.00	151,357	1,416,100	Tops Markets #202(2013)

204	CHEEKTOWAGA, NY (UNION CONS	UNION CONSUMER SQUARE 3733-3735 UNION ROAD	14225	SC	1989/1998/2004	2004	14.50	380,991	4,432,066	Marshall’s #366(2009), OfficeMax #320(2005), Sam’s Club #6673(2024), Circuit City #3151(2016), Jo-Ann Fabrics and Crafts #193(2015)

205	CHEEKTOWAGA, NY (WALDEN PL	WALDEN PLACE 2130-2190 WALDEN AVENUE	14225	SC	1994/1999	2004	14.50	68,002	652,716	Media Play #8290(2010)

206	CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700-1750 WALDEN AVENUE	14225	SC	1997/1999/2004	2004	14.50	255,964	2,116,974	Office Depot #00673(2009), Linens ‘N Things(2015), Michaels #3862(2013), Target Stores #T-1014A(2015)

207	CHILI, NY (KMART)	CHILI PLAZA 800 PAUL ROAD	14606	SC	1998	2004	100.00	120,368	758,189	K Mart #3282(2019)

208	CICERO, NY (BEAR RD)	BEAR ROAD PLAZA 709-729 NORTH MAIN STREET	13212	SC	1978/1988/1995	2004	100.00	59,483	510,946

* 1. Property Developed by the Company	* SC-Shopping Center
* 2. Original IPO Property	* MM-Mini-Mall
* BC-Business Center
* LC-Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 16 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
209	CLARENCE, NY (BARNES)	BARNES & NOBLE 7370 TRANSIT ROAD	14031	SC	1992	2004	14.50	16,030	304,249

210	CLARENCE, NY (EASTGATE PLAZA)	EASTGATE PLAZA TRANSIT & GREINER ROADS	14031	SC	1995/1997/1999/2001/ 2004	2004	14.50	460,716	3,960,721	Wal-Mart #2355(2015), Dick’s Sporting Goods, Inc. #0(2011), Linens ‘N Things #622(2015), Michaels #2014(2010), BJ’S WHOLESALE CLUB, INC.(2021)

211	CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	14221	SC	1994	2004	14.50	92,720	743,588	OfficeMax #81(2009), HOME DEPOT(NOT OWNED)

212	CLARENCE, NY (PREMIER)	PREMIER PLACE 7864-8020 TRANSIT ROAD	14221	SC	1986/1994/1998	2004	14.50	142,536	1,397,787	Premier Liquors(2010), Stein Mart #155(2008)

213	CORTLAND, NY (TOPS PLAZA)	TOPS PLAZA-CORTLAND 3836 ROUTE 281	13045	SC	1995	2004	100.00	134,223	1,685,742	Staples #1235(2032), Tops Markets (B) #5(2016)

214	DANSVILLE, NY (TOPS)	TOPS PLAZA-DANSVILLE 23-65 FRANKLIN STREET	14437	SC	2001	2004	100.00	62,400	626,969	Tops Markets #520(2051)

215	DEPEW, NY	TOPS PLAZA-DEPEW 5175 BROADWAY	14043	SC	1980/1990/1996	2004	100.00	148,245	1,479,445	Tops Markets #114(2016), Big Lots #00391 B(2006)

216	DEWITT, NY (DEWITT COMMONS)	MARSHALL’S PLAZA 3401 ERIE BOULEVARD EAST	13214	SC	2001/2003	2004	100.00	318,809	2,387,375	Toys “R” Us #7525(2018), Marshall’s #217(2019), Bed, Bath & Beyond #515(2018), A.C. MOORE(2014), Syracuse Orthopedic Specialist(2017)

217	DEWITT, NY (MICHAELS/CHUCK E	MICHAELS-DEWITT 3133 ERIE BOULEVARD	13214	SC	2002	2004	100.00	49,713	529,933	Michaels #2011(2010)

218	ELMIRA, NY (TOPS PLAZA)	TOPS PLAZA-ELMIRA HUDSON STREET	14904	SC	1997	2004	100.00	98,330	1,117,100	Tops Market #551(2017)

219	GATES, NY (WESTGATE PLAZA)	WESTGATE PLAZA 2000 CHILI AVENUE	14624	SC	1998	2004	100.00	327,809	3,133,458	Wal-Mart #2859(2021), Staples the Office Superstore(2015)

220	GREECE, NY	WEST RIDGE PLAZA 3042 WEST RIDGE ROAD	14626	SC	1993/1999	2004	100.00	75,916	799,191	Petsmart #774(2008), Jo-Ann etc. #1949(2015)

221	HAMBURG, NY (BJS)	BJ’S PLAZA 4408 MILESTRIP ROAD	14075	SC	1990/1997	2004	100.00	175,965	1,680,083	OfficeMax #0027(2005), BJ’s Wholesale Club #35(2010)

222	HAMBURG, NY (DICKS-MCKINLEY)	MCKINLEY PLACE 3701 MCKINLEY PARKWAY	14075	SC	1990/2001	2004	100.00	128,944	1,393,676	Dick’s Sporting Goods, Inc. #0(2011), Rosa’s Home Store(2009)

223	HAMBURG, NY (HAMBURG VILLAGE)	HAMBURG VILLAGE SQUARE 140 PINE STREET	14075	SC	1960/1972/1984/1996	2004	100.00	92,717	870,027

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 17 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
224	HAMBURG, NY (HOME DEPOT)	HOME DEPOT PLAZA 4405 MILESTRIP ROAD	14219	SC	1999/2000	2004	100.00	139,413	1,506,174	Home Depot #1286(2012)

225	HAMBURG, NY (MILESTRIP)	MCKINLEY MILESTRIP CENTER 3540 MCKINLEY PARKWAY	14075	SC	1999	2004	100.00	106,774	1,328,723	Old Navy #5131(2005), Jo-Ann Fabrics and Crafts #193(2015)

226	HAMBURG, NY (TOPS)	SOUTH PARK PLAZA-TOPS 6150 SOUTH PARK AVENUE	14075	SC	1990/1992	2004	100.00	84,000	730,500	Tops Markets #236(2015)

227	HAMLIN, NY (TOPS PLAZA)	TOPS PLAZA-HAMLIN 1800 LAKE ROAD	14464	SC	1997	2004	100.00	60,488	492,380	Tops Markets (B) #4(2017)

228	IRONDEQUOIT, NY (CULVER RIDGE	CULVER RIDGE PLAZA 2255 RIDGE ROAD EAST	14622	SC	1972/1984/1997	2004	100.00	227,575	2,426,564	Regal Cinema #33332(2022), AJ WRIGHT(2014)

229	IRONDEQUOIT, NY (RIDGEVIEW)	RIDGEVIEW PLACE 1850 RIDGE ROAD EAST	14617	SC	2000	2004	100.00	65,229	743,785

230	ITHACA, NY (TOPS PLAZA)	TOPS PLAZA-ITHACA 614 — 722 SOUTH MEADOW	14850	SC	1990/1999/2003	2004	100.00	229,320	3,665,760	Tops Markets #525(2051), Michaels #3718(2013), Barnes & Noble #2122(2018)

231	JAMESTOWN, NY (SOUTHSIDE)	SOUTHSIDE PLAZA 708-744 FOOTE AVENUE	14701	SC	1980/1997	2004	100.00	63,140	594,670	Quality Market #6661(2017)

232	JAMESTOWN, NY (TOPS-JAMEST	TOPS PLAZA-JAMESTOWN WASHINGTON STREET	14702	SC	1997	2004	100.00	88,275	1,156,254	Tops Markets (B) #2(2018)

233	LANCASTER, NY (REGAL)	REGAL CENTER 6703-6733 TRANSIT ROAD	14221	SC	1997	2004	14.50	112,949	944,047	Regal Cinema #33294(2017)

234	LEROY, NY (TOPS PLAZA)	TOPS PLAZA-LEROY 128 WEST MAIN STREET	14482	SC	1997	2004	100.00	62,747	581,515	Tops Markets (B) #2(2017)

235	LOCKPORT, NY	WAL-MART/TOPS PLAZA 5789 & 5839 TRANSIT RD & HAMM	14094	SC	1993	2004	100.00	296,582	2,656,135	Wal-Mart #10-2107(2015), Tops Markets #21(2021), Sears Hardware #5073(2006)

236	MEDINA, NY (TOPS)	TOPS PLAZA-MEDINA 11200 MAPLE RIDGE ROAD	14103	SC	1996	2004	100.00	80,028	526,400	Tops Market #248(2016)

237	NEW HARTFORD, NY	CONSUMER SQUARE 4725 — 4829 COMMERCIAL DRIVE	13413	SC	2002	2004	14.50	516,801	5,804,631	Barnes & Noble #2133(2013), Bed, Bath & Beyond #511(2018), Best Buy #545(2013), Staples the Office Superstore(2018), Michaels #2770(2013), Wal-Mart #1677-02(2022), TJ Maxx #865(2012)

238	NEW HARTFORD, NY (TOPS)	TOPS PLAZA — KELLOGG RD 40 KELLOGG ROAD	13413	SC	1998	2004	100.00	127,740	1,316,266	Tops Markets #570(2018)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 18 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
239	NIAGARA FALLS, NY (HOME DEPOT	HOME DEPOT PLAZA — N. FALLS 720 & 750 BUILDERS WAY	14304	SC	1994/2000	2004	100.00	154,510	1,434,655	Home Depot #1287(2019), Regal Cinemas #33393(2019)

240	NIAGARA FALLS, NY (PINE PLAZA)	PINE PLAZA 8207-8351 NIAGARA FALLS BLVD.	14304	SC	1980/1992/1998	2004	100.00	82,755	800,529	OfficeMax #328(2015)

241	NIAGARA FALLS, NY (WEGMANS)	WEGMANS PLAZA 1575 — 1653 MILITARY ROAD	14304	SC	1998	2004	100.00	122,876	671,996	Wegmans(2023)

242	NIAGARA FALLS, NY (TOPS-PORTA	TOPS PLAZA-PORTAGE 1000 PORTAGE ROAD	14301	SC	1991	2004	100.00	116,903	1,139,002	Tops Markets/Eckerd Corp. #009(2013)

243	NISKAYUNA, NY	MOHAWK COMMONS 402 — 442 BALLTOWN ROAD	12121	SC	2002	2004	100.00	404,994	4,276,301	Price Chopper(2022), Lowe’s Home Centers(2022), Marshalls #0528(2012), Barnes & Noble(2014), Bed, Bath & Beyond #566(2019), TARGET(NOT OWNED)

244	NORTH TONAWANDA, NY (MID-C	MID-CITY PLAZA 955-987 PAYNE AVENUE	14120	SC	1960/1976/1980/1995/ 2004	2004	100.00	212,418	2,071,095	Sears, Roebuck & Co. #5054(2006)

245	NORWICH, NY (TOPS)	TOPS PLAZA-NORWICH 54 EAST MAIN STREET	13815	SC	1997	2004	100.00	85,453	1,100,325	Tops Markets #560(2018)

246	OLEAN, NY (WAL-MART)	WAL-MART PLAZA-OLEAN 3142 WEST STATE STREET	14760	SC	1993/2004	2004	100.00	285,428	2,200,137	Wal-Mart #2159(2014), Eastwynn Theatres, Inc(2014), BJ’s Wholesale Club #302(2014), HOME DEPOT(NOT OWNED)

247	ONTARIO, NY (TOPS PLAZA)	TOPS PLAZA-ONTARIO 6254-6272 FURNANCE ROAD	14519	SC	1998	2004	100.00	77,040	747,687	Tops Markets (B) #4(2019)

248	ORCHARD PARK, NY (CROSSROAD	CROSSROADS CENTRE 3201 — 3227 SOUTHWESTERN BLVD	14127	SC	2000	2004	100.00	167,805	1,575,115	Tops Markets #108(2051), Stein Mart #269(2012), LOWES(NOT OWNED)

249	PLATTSBURGH, NY	PLATTSBURGH CONSUMER SQUARE RT. 3 — CORNELLA ROAD	12901	SC	1993/2004	2004	100.00	491,506	3,402,894	Wal-Mart-Sams #6456(2013), Wal-Mart #01-1994(2013), TJ Maxx #423(2013), PetsMart #1290(2014), Michaels #1555(2011)

250	ROCHESTER, NY (HEN-JEF)	HEN-JEF PLAZA 400 JEFFERSON RD @ HENRIETTE	14620	SC	1983/1993	2004	100.00	159,517	1,226,189	City Mattress(2009), Comp USA #1557(2008), Petsmart #773(2008)

251	ROCHESTER, NY (PANORAMA)	PANORAMA PLAZA 1601 PENFIELD ROAD	14625	SC	1959/1965/1972/1980/ 1986/1994	2004	100.00	278,241	3,320,358	Linens ‘N Things #371(2008), Tops Markets #417(2014)

252	ROCHESTER, NY(HENRIETTA PLA	HENRIETTA PLAZA 1100 JEFFERSON ROAD	14467	SC	1972/1980/1988/1999	2004	100.00	245,426	2,058,997	Big Lots, Inc. #01474 B(2010), Office Depot #2011(2009), Tops Markets #415(2013)

253	ROME, NY (FREEDOM)	FREEDOM PLAZA 205-211 ERIE BOULEVARD WEST	13440	SC	1978/2000/2001	2004	100.00	161,967	819,129	Staples the Office Superstore(2015), J.C. Penney #2008(2008), Tops Markets #572(2021)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 19 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
254	SPRINGVILLE, NY	SPRINGVILLE PLAZA 172-218 SOUTH CASCADE DRIVE	14141	SC	1980/1999/2004	2004	100.00	107,924	902,505	Tops Markets(2053)

255	TONAWANDA, NY (DEL-TON)	DEL-TON PLAZA 4220 DELAWARE AVENUE	14150	SC	1985/1996	2004	100.00	55,473	337,133

256	TONAWANDA, NY (OFFICE DEPOT)	OFFICE DEPOT PLAZA 2309 EGGERT ROAD	14150	SC	1976/1985/1996	2004	100.00	121,846	1,078,014	CompUSA Inc., Stores LP. #29-4(2010), Office Depot #398(2011)

257	TONAWANDA, NY (SHER/DELAWA	SHERIDAN/DELAWARE PLAZA 1692-1752 SHERIDAN DRIVE	14223	SC	1950/1965/1975/1986/ 2000	2004	100.00	188,200	1,263,436	The Bon Ton #63(2010), Bon Ton Home Store(2010), Tops Markets #239(2020)

258	TONAWANDA, NY (TOPS PLAZA)	TOPS PLAZA-NIAGARA STREET 150 NIAGARA STREET	14150	SC	1997	2004	100.00	97,014	1,234,780	Tops Markets #228(2017)

259	TONAWANDA, NY (TOPS/GANDER I	YOUNGMANN PLAZA 750 YOUNG STREET	14150	SC	2003	2004	100.00	310,921	2,209,033	Big Lots #1629(2012), Gander Mountain Company #251(2015), Tops Markets #226(2021), BJ’s Wholesale Club #6(2010)

260	UTICA, NY (TOPS MOHAWK ST.)	TOPS PLAZA-UTICA 1154 MOHAWK STREET	13501	SC	1961/1972/1988/1998	2004	100.00	191,047	1,648,854	A. J. WRIGHT(2014), Tops Markets (B) #5(2019)

261	VICTOR, NY	VICTOR SQUARE 2-10 COMMERCE DRIVE	14564	SC	2000	2004	100.00	56,134	947,180

262	WARSAW, NY (TOPS-WARSAW)	TOPS PLAZA-WARSAW 2382 ROUTE 19	14569	SC	1998	2004	100.00	74,105	675,151	Tops Markets (B) #2(2015)

263	WEST SENECA, NY (HOME DEPOT	HOME DEPOT PLAZA 1881 RIDGE ROAD	14224	SC	1975/1983/1987/1995	2004	100.00	139,453	1,325,092	Home Depot #1231(2016)

264	WEST SENECA, NY (SENECA RI	SENECA RIDGE PLAZA 3531 SENECA STREET	14224	SC	1980/1996/2004	2004	100.00	62,403	550,370	Sears, Roebuck & Co. #5163(2006)

265	WILLIAMSVILLE, NY	WILLIAMSVILLE PLACA 5395 SHERIDAN DRIVE	14221	SC	1986/1995/2003	2004	100.00	87,882	1,073,276

North Carolina

266	ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003	14.50	190,970	1,989,799	Goody’s 20923 - #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods(2017), Michael’s(2008), Officemax #577(2011)

267	DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990/2001	1/2	100.00	213,934	1,163,398	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 20 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
268	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985/2003	2003	100.00	195,079	1,530,041	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), T.J. Maxx #354(2006), Bed Bath and Beyond #560(2014)

269	HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995/2004	2003	100.00	47,530	231,772	Ingles #112(2009)

270	INDIAN TRAIL, NC	UNION TOWN CENTER-PHASE I INDEPENDENCE & FAITH CHURCH RO	28079	SC	1999	2004	100.00	91,400	825,472	Food Lion #1614(2020)

271	MOORESVILLE, NC	MOORESVILLE CONSUMER SQUARE 355 WEST PLAZA DRIVE	28117	SC	1999	2004	100.00	445,078	3,679,595	Wal-Mart #1156(2019), Goody’s #322(2010)

272	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989/1999	1/2	100.00	68,130	604,456	GOODY’S #4(2007), WAL-MART(NOT OWNED)

273	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990/1999	1/2	100.00	93,527	427,705	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

274	WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	* 2	100.00	181,894	1,163,132	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

275	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989/2001	1/2	100.00	410,491	3,126,821	BARNES & NOBLE #2762(2007), LOWE’S HOME CENTER #445-4(2014), OLD NAVY #5471(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175 -4(2005), SAM’S(NOT OWNED)

North Dakota

276	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	1/2	100.00	266,502	1,076,176	K MART #9564(2008), HERBERGER’S #30(2005), J.C. PENNEY #1628-7(2008)

277	GRAND FORKS, ND	OFFICE MAX 2500 S COLUMBIA ROAD	58201	SC	1978	1999	83.75	31,812	0

Ohio

278	ASHLAND, OH	CLAREMONT PLAZA US ROUTE 42	44805	SC	1977	1/2	100.00	110,656	72,773	TRACTOR SUPPLY(2005)

279	ASHTABULA, OH (TOPS)	TOPS PLAZA-ASHTABULA 1144 WEST PROSPECT ROAD	44004	SC	2000	2004	100.00	57,874	898,312	Tops Markets #884(2021)

280	AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996/2004	* 1	100.00	64,700	1,299,293	MARQUEE CINEMAS(NOT OWNED), HEINEN’S(NOT OWNED)

281	BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.00	52,399	432,292	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 21 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
282	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	* 1	100.00	506,254	4,088,477	LOWE’S COMPANIES #188(2016), BABIES R US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE, INC # 4075(2018)

283	CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995/2001/2003	* 1	14.50	478,106	5,003,470	AMERICAN SIGNATURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES #1900(2008), PETSMART #523(2013), DICK’S CLOTHING & SPORTING #64(2010), DSW SHOE WAREHOUSE(2012), KOHL’S DEPARTMENT STORE#239(2016)

284	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974/1998	1/2	100.00	236,009	1,834,641	LOWE’S HOME CENTERS #472-2(2015), KROGER #348(2041), OFFICE MAX #617(2013)

285	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	* 2	100.00	235,433	1,990,479	WINN DIXIE STORES #1771 -4(2010), MICHAEL’S(2006)

286	CLEVELAND, OH (WEST 65th)	KMART PLAZA — WEST 65TH 3250 WEST 65TH STREET	44102	SC	1977	1/2	100.00	49,420	284,716	GREAT A & P TEA #23001-4(2007), KMART(NOT OWNED)

287	COLUMBUS, OH (CONSUMER SQUA	CONSUMER SQUARE WEST 3630 SOLDANO BLVD	43228	SC	1989/2003	2004	100.00	356,515	2,273,276	OfficeMax #282(2010), Kroger Store #598(2014), Target Stores #T-668(2011)

288	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	80.01	326,912	1,657,527	AMC THEATRE(2007), MAX SPORTS CENTER(2006), B.J.’S WHOLESALE CLUB(NOT OWNED)

289	COLUMBUS, OH (EASTON MARKET	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.00	509,611	6,167,726	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC. #550(2015), GOLFSMITH GOLF CENTER(2013), MICHAEL’S #9876(2008), GALYAN’S #410(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC. #195(2014), T.J.
										MAXX#447(2008)

290	COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.00	352,913	3,344,654	TARGET#1058(2016), BARNES & NOBLE#2860(2007), STAPLES #451(2011), AMC THEATRES LENNOX 24(2021)

291	COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.45	305,428	3,473,945	BABIES R US #9242(2011), MICHAEL’S #2873(2013), RHODES FURNITURE(2012), STEIN MART #130(2007), BIG BEAR(2016), STAPLES #403(2010)

292	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.00	137,556	1,510,281	GIANT EAGLE(2014)

293	ELYRIA, OH	ELYRIA SHOPPING CENTER 825 CLEVELAND	44035	SC	1977	1/2	100.00	150,200	521,970	TOPS MARKETS #811(2010)

294	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.00	25,950	302,094	WAL MART(NOT OWNED)

295	GROVE CITY, OH (DERBY SQUARE	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998	20.00	128,210	810,858

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 22 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
296	HAMILTON, OH	H.H. GREG 1371 MAIN STREET	43450	SC	1986	1998	100.00	40,000	230,000	ROUNDY’S(2006)

297	HILLSBORO, OH	HILLSBORO SHOPPING CENTER 1100 NORTH HIGH STREET	45133	SC	1979	1/2	100.00	58,564	168,171	BOB & CARL’S(NOT OWNED)

298	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	1993	100.00	163,819	1,475,546	CUB FOODS(2011), WAL-MART(NOT OWNED)

299	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990/2002	1993	100.00	17,000	174,484	WAL-MART(NOT OWNED), ERB LUMBER(NOT OWNED)

300	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD.	44056	SC	1994	1994	50.00	233,639	2,728,280	FIRST NATL. SUPERMARKETS #826(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

301	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	* 1	100.00	169,481	1,601,734	CINEMARK(2019), HOME DEPOT #3824(2020)

302	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958/1998/2003	1997	14.50	624,660	7,608,782	BED BATH & BEYOND, INC. #458(2012), PETSMART #529(2008), HOME DEPOT USA #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMPUSA INC. #577(2008), BEST BUY #279(2010), MARSHALLS #8267/TJX COMPANY(2005), KRONHEIMS FURNITURE(2012), TOP’S SUPERMARKET(NOT OWNED)

303	PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998	100.00	33,270	194,600	CARDINAL (GARDNERS/LANCASTER)(2007)

304	PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.00	59,495	661,160

305	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	* 1	100.00	183,288	2,546,240	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

306	STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997/2000	* 1	100.00	404,505	2,810,781	K MART #4264(2006), BED BATH AND BEYOND #360(2011), GIANT EAGLE, INC. #4096(2017), KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

307	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980/2004	1/2	100.00	180,969	805,817	MARQUEE CINEMAS(2018), J.C. PENNEY #324-4(2005)

308	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	* 1	20.00	241,129	2,744,714	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #6429(2005), BABIES R US(NOT OWNED)

309	TOLEDO, OH (DICKS)	DICK’S SPORTING GOODS 851 W ALEXIS ROAD	43612	SC	1995	2004	100.00	80,160	501,000	Dick’s Sporting Goods #1563(2016)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 23 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
310	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974/1997/2000	1/2	100.00	162,330	1,327,198	MARC’S #37(2009), K MART #3234(2009)

311	WILMINGTON, OH	SOUTH RIDGE SHOPPING CENTER 1025 S SOUTH STREET	45177	SC	1977	1/2	100.00	55,130	229,424	COMMUNITY MARKETS(2013)

312	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994/1997/2001	* 1	100.00	104,873	809,131	KROGER #829(2019), WAL-MART(NOT OWNED)

Oregon

313	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995/2001	1996	50.00	309,617	5,112,337	BARNES & NOBLE #2748(2011), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), LINENS N THINGS(2017), ROSS DRESS FOR LESS #399(2008), MICHAEL’S #9887(2009), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

Pennsylvania

314	ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001/2004	2003	100.00	241,077	2,284,596	Wal-Mart #2641(2021)

315	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975/1997	1/2	100.00	173,876	1,223,809	K MART #3026(2005), BIG LOTS #1713(2010)

316	ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995/1998/2003	* 1	100.00	557,769	5,033,255	LOWE’S HOME CTR #226(2015), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), HOME DEPOT(NOT OWNED)

317	ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2003	2003	14.50	107,537	1,065,829	Marshalls(2013), Bed Bath & Beyond #447(2013), BABIES R US(2015), TARGET(NOT OWNED)

318	ERIE, PA (TOPS-ERIE)	TOPS PLAZA-ERIE 1520 WEST 25th STREET	16505	SC	1995	2004	100.00	99,631	1,250,882	Tops Markets (B) #602(2016)

319	HANOVER, PA (BJS)	BJ’S-HANOVER 1785 AIRPORT ROAD SOUTH	18109	SC	1991	2004	100.00	112,230	784,631	BJ’s Wholesale Club #21(2011)

320	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999/2004	2003	14.50	253,110	1,964,276	Lowe’s #500(2027), Shop ‘N Save(2019)

South Carolina

321	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990/2000	1993	100.00	180,127	1,196,149	WINN DIXIE STORES #2174(2011), BELK #227(2015), WAL-MART SUPER CENTER(NOT OWNED)

322	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00	188,883	1,465,417	Food Lion #933(2011), Wal-Mart #1748(2011)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 24 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
323	COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	100.00	252,689	2,494,227	Barnes & Noble #2688(2011), ROSS DRESS FOR LESS #712(2014), Marshall’s #458(2007), OfficeMax #640(2011), BABIES ‘R’ US #8890(NOT OWNED)

324	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992/2000	1995	100.00	209,139	1,977,840	PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT # 2002(2010), T.J. MAXX #780 -3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT OWNED)

325	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989/2001	* 2	100.00	294,471	2,057,615	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED)

326	N. CHARLESTON, SC(N CHARL CTR	NORTH CHARLESTON CENTER 5900 RIVERS AVENUE	29406	SC	1980/1993	2004	100.00	235,501	1,452,988	Babies R Us #8888(2005), Big Lots #00004 B(2009)

327	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994/1999	1995	100.00	50,760	524,714	GOODY’S #282(2008), WAL-MART(NOT OWNED)

328	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00	26,050	87,862

329	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00	142,133	858,382	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES #673(2015)

330	UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	1993	100.00	184,331	959,734	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010), WINN DIXIE STORES #1255(2010)

South Dakota

331	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	1/2	100.00	285,372	1,253,594	HERBERGER’S #315(2009), J.C. PENNEY #0495-2 -4(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee

332	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999/2004	2000	100.00	201,516	2,194,689	BEST BUY #170(2014), ROSS DRESS FOR LESS #823(2015), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

333	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992/2004	2003	100.00	214,918	1,656,438	Best Buy #4720(2014), Hobby Lobby(2014), Fresh Market(2014)

334	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	100.00	68,948	493,343	KROGER #538(2022)

335	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	100.00	71,311	510,537	Bi-Lo #367(2011)

336	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	100.00	84,441	656,153	Kroger #541(2012)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 25 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
337	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050 LOWE’S ROAD	37075	SC	1999	2003	100.00	133,144	1,214,939	Lowe’s(2019)

338	MEMPHIS, TN	COUNTRY BRIDGE 9020 US HIGHWAY 64	38002	SC	1993	2003	100.00	64,223	589,274	Kroger #436(2012)

339	MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.00	117,750	746,014	Murfreesboro Athletic Club(2014)

340	MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	14.50	108,180	1,299,330	T.J. Maxx #579(2008), Books-A-Million(2009), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

341	NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	14.50	167,795	1,638,563	Lowe’s(2019), WAL MART(NOT OWNED)

Texas

342	AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003	24.75	265,541	3,980,911	ROSS DRESS FOR LESS #706(2014), LINEN N THINGS #291(2014), HOBBY LOBBY(2018), ULTIMATE ELECTRONICS(2019), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED)

343	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD,	75035	SC	2003	2003	100.00	15,359	899,441	KOHL’S(NOT OWNED)

344	FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.00	205,017	2,048,972	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), ROSS DRESS FOR LESS #351-1(2006), TARGET(NOT OWNED), TOYS R US(NOT OWNED), OFFICE DEPOT(NOT OWNED)

345	FT. WORTH, TX (FOSSIL CREEK)	FOSSIL CREEK WESTERN CENTER BLVD	76137	SC	1991	2002	100.00	68,515	821,233

346	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	2004	2003	100.00	159,194	2,749,624	Marquee Cinema(2018), OFFICE MAX(2014), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

347	LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	100.00	311,039	3,065,850	99 CENTS ONLY STORE(2009), THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY #258(2010), ACADEMY
										SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

348	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	100.00	118,970	1,181,535	Kohl’s #416(2021), ALBERTSON’S(NOT OWNED)

349	MESQUITE, TX	THE MARKETPLACE AT TOWN CENTER SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	100.00	153,286	2,079,730	Ultimate Electronics(2018), Linen ‘N Things #267(2013), Michael’s(2012), Ross Dress For Less(2013), KOHL’S(NOT OWNED)

350	SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001/2002	* 1	100.00	278,727	4,432,012	T.J. MAXX(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #6499(2006), ROSS DRESS FOR LESS #509(2012), BARNES & NOBLE # 2055(2011), KOHL’S(NOT OWNED), TARGET(NOT OWNED), LOWE’S(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 26 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
351	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00	19,200	97,560	RITE AID(NOT OWNED)

352	MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973/2000	1998	100.00	659,849	6,744,228	WALMART(NOT OWNED)(2015), BABIES R US #9568(2014), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016),
										BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART STORES #2207(2015)

353	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.00	162,316	757,892	HARMONS(2012)

354	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00	150,667	1,552,954	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C. WILLEY(NOT OWNED), TOYS R US(NOT OWNED)

355	RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995/2003	1998	100.00	590,313	4,582,204	TARGET SUPERSTORE #1753(2017), MEIER & FRANK(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), MEDIA PLAY(2016), CIRCUIT CITY#3349(2016)

356	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.00	35,459	225,128

357	TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982/2003	1998	100.00	744,770	6,987,662	MEDIA PLAY #8121(2015), OFFICE MAX #127(2008), CIRCUIT CITY #3353(2016), PETSMART #168(2012), SHOPKO #085(2014), Jo-Ann Stores #1435(2015), GART SPORTS #324(2017), 24 HOUR FITNESS(2017), BED, BATH & BEYOND #270(2015), ROSS DRESS FOR LESS(2014), HARMONS SUPERSTORE(NOT OWNED)

Vermont

358	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986/1999	* 2	100.00	174,515	1,541,634	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

Virginia

359	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00	116,310	1,211,550	Ukrop’s(2008)

360	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.50	253,941	3,982,509	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS#822(2009), BED, BATH & BEYOND#65(2010), UNITED ARTISTS #33191(2014)

361	LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00	275,765	2,096,070	Goody’s #174(2006), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), T.J. Maxx #797(2009), TOYS “R” US(NOT OWNED)

362	LYNCHBURG, VA (FAIRVIEW)	FAIRVIEW SQUARE 2215 FLORIDA AVENUE	24501	SC	1992	2004	100.00	87,209	338,376	Food Lion #992(2012)

363	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989/1997	1/2	50.00	435,057	2,787,787	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017)

364	MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00	79,407	721,792	Food Lion #299(2005)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/18/2004 Time: 12:33:42PM Page 27 of 27

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
365	PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	1993	100.00	143,299	844,331	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

366	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990/1997	* 2	20.00	240,560	2,379,784	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

Washington

367	EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.00	41,065	423,097	ALBERTSON’S(NOT OWNED)

368	KIRKLAND, WA	TOTEM LAKES TOTEM LAKES BOULEVARD	98034	SC	1999/2004	2004	20.00	226,188	2,694,983	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

West Virginia

369	BARBOURSVILLE, WV	OFFICE MAX CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00	70,900	302,237	DISCOUNT EMPORIUM(2006), OFFICEMAX #263(2006), VALUE CITY(NOT OWNED)

Wisconsin

370	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	100.00	190,142	1,462,213	T.J. Maxx #202(2005), Marshall’s Mega Store # 737(2009), Officemax #16(2010), Burlington Coat Factory #112(2007)

371	BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	100.00	266,716	1,934,067	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2005), T.J. Maxx/Burlington#201(2008), Old Navy #5482(2012)

372	BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003	100.00	143,372	1,002,045	Marshall’s Mega Store #736(2009), Pick ‘N Save #6867(2005)

373	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.00	160,533	707,571	Kohl’s #43(2007), Pick ‘N Save # 6845(2007)

374	WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00	246,081	1,467,012	Kohl’s #41(2008), Marshall’s Mega Store #738(2009), Pick ‘N Save #6846(2008)
					Grand Total:			67,665,565	690,930,582

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Investor Information

Developers Diversified Realty
www.ddr.com
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500

Board of Directors

Scott A. Wolstein, Chairman of the Board & Chief Executive Officer, Developers Diversified Realty

Bert L. Wolstein, Chairman Emeritus (Deceased) Chief Executive Officer, Heritage Development

Dean S. Adler, Principal, Lubert-Adler Partners L.P.

Terrance R. Ahern, Principal, The Townsend Group

Mohsen Anvari, Director, Institute for Corporate Governance at Case Western Reserve University’s Weatherhead School of Management

Robert H. Gidel, Managing Partner, Liberty Partners, LP

Victor B. MacFarlane, Founder and Managing Principal, MacFarlane Partners, LLC

Craig Macnab, CEO, Commercial Net Lease Realty, Inc.

Scott D. Roulston, President and Chief Executive Officer, Fairport Asset Management, LLC

Barry A. Sholem, Retired, former Chairman, DLJ Real Estate Capital Partners

William B. Summers Jr., Chairman, McDonald Investments Inc.

Officers

Scott A. Wolstein, Chairman of the Board & Chief Executive Officer

David M. Jacobstein, President & Chief Operating Officer

Daniel B. Hurwitz, Executive Vice President

Joan U. Allgood, Sr. Vice President of Corporate Affairs & Governance

Richard E. Brown, Sr. Vice President of Real Estate Operations

Timothy J. Bruce, Sr. Vice President of Development

William H. Schafer, Sr. Vice President & Chief Financial Officer

Steven M. Dorsky, Vice President of Leasing – Northern Region

David J. Favorite, Vice President of Property Management – Community Centers

Susan Hennessey, Vice President of Human Resources

John S. Kokinchak, Vice President of Property Management – Specialty Centers

Michelle Mahue Dawson, Vice President of Investor Relations

Lorraine McGlone, Vice President of Information Technology

Joseph G. Padanilam, Vice President of Acquisitions & Dispositions

Anthony L. Vodicka, Vice President of Leasing – Western Region

Robin Walker-Gibbons, Vice President of Leasing – Southern Region

David E. Weiss, Vice President & General Counsel

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2004

Investor Information (Continued)

Research Coverage
AG Edwards
David AuBuchon	(314) 955-5452

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Chris Capolongo	(212) 250-7726

Goldman Sachs
Carey Callaghan	(212) 902-4351
Deron Kennedy	(212) 357-2482

Green Street Advisors
Greg Andrews	(949) 640-8780
Thomas Youn	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

JP Morgan
Michael Mueller	(212) 622-6689
Josh Bederman	(212) 622-6530

Keybanc Capital Markets
Richard Moore	(216) 443-2815
Chris Chapman	(216) 563-2357

Lehman Brothers
David Shulman	(212) 526-3413
Alexander Goldfarb	(212) 526-5232

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

Morgan Stanley
Matthew Ostrower	(212) 761-6284
Suzanne Sorkin	(212) 761-6385

Prudential Equity Group
Jim Sullivan	(212) 778-2515
Michael Gorman	(212) 778-1417

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Eric Rothman	(617) 603-4263

Transfer Agent
National City Bank
Corporate Trust Operations
P.O. Box 92301
Cleveland, Ohio 44193-0900
1-800-622-6757

Investor Relations
Michelle Mahue Dawson
VP of Investor Relations
Phone: (216) 755-5455
Fax: (216) 755-1455
Email: mmahue@ddr.com